UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Biostage, Inc.

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

BIOSTAGE, INC.

84 October Hill Road, Suite 11

Holliston, Massachusetts 01746-1371

June 2, 2023

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Biostage, Inc. to be held on Wednesday, July 19, 2023 at 9:30 am EDT at the Company’s principal executive offices located at 84 October Hill Road, Suite 11, Holliston, MA 01746.

Detailed information about the Meeting and the proposals to be acted upon are included in the accompanying notice of Meeting and proxy statement (the “Proxy Statement”). The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 also accompanies this letter.

Whether or not you plan to attend the Meeting, you can ensure that your shares of the Company’s common stock are voted at the Meeting in accordance with your written instructions by completing and returning the enclosed proxy card. If you plan to attend the Meeting in person, please remember to bring a form of personal identification with you and, if you are acting as a proxy for another stockholder, please bring written confirmation from the record owner that you are acting as a proxy. A complete list of shareholders entitled to vote at the Meeting will be available for inspection for a period of ten days prior to the Meeting, at the Company’s office, located at 84 October Hill Road, Suite 11, Holliston, MA 01746.

If your shares are held by your broker in their name (in “street name”), your broker may not vote your shares on the election of directors (Proposal No. 1) in the absence of your specific instructions as to how to vote. All proposals presented in this Proxy Statement, other than Proposal No. 2, are considered non-routine matters. Proposal No. 2 is considered a routine matter. If your shares are held in street name, it is important that you provide instructions to your broker regarding the voting of your shares.

We are using the Internet as our primary means of furnishing the proxy materials to our shareholders. This process expedites the delivery of proxy materials, materials remain easily accessible to shareholders, and shareholders receive clear instructions for receiving materials and voting.

We are mailing the Notice of Internet Availability of Proxy Materials to shareholders on or about June 9, 2023. The Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2022 (referred to herein collectively as the Proxy Materials) are available at www.edocumentview.com/BSTG.

The Notice of Internet Availability of Proxy Materials contains instructions for our shareholders’ use of this process, including how to access our Proxy Statement and 2022 Annual Report and how to vote, including online or by mail. To the extent you receive a proxy card, such proxy card will also contain instructions on how you may also vote by telephone. In addition, the Notice of Internet Availability of Proxy Materials contains instructions on how you may (i) receive a paper copy of the Proxy Statement and the Company’s Annual Report on Form 10-K, if you received only a Notice of Internet Availability of Proxy Materials this year, or (ii) elect to receive your Proxy Statement and Annual Report only over the Internet, if you received them by mail this year.

The Annual Meeting has been called for the following purposes:

1.	To elect two Director nominees as Class I Directors, nominated by the Board of Directors for a three-year term, such term to continue until the annual meeting of stockholders in 2026 and until such Director’s successor is duly elected and qualified, or until his resignation or removal;

2.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.	To approve an amendment to our Amended and Restated Equity Incentive Plan to increase the number of shares of our common stock available for issuance pursuant thereto by 4,000,000 shares;

4.	To consider and vote, on a non-binding advisory basis, as to the approval of the compensation of our named executive officers as disclosed in this proxy statement; and

5.	To consider and vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors of Biostage, Inc. recommends that you vote “FOR” the election of each of the nominees of the Board of Directors as a Director of Biostage, Inc.

The Board of Directors of Biostage, Inc. recommends that you vote “FOR the proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

The Board of Directors of Biostage, Inc. recommends that you vote “FOR” the proposal to approve the amendment of our Amended and Restated Equity Incentive Plan.

Our Board of Directors recommends that you vote “FOR” the non-binding approval of the compensation of our named executive officers as disclosed in this proxy statement.

The Board of Directors has fixed the close of business on May 30, 2023 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE (WHICH WILL BE PROVIDED TO THOSE STOCKHOLDERS WHO REQUEST TO RECEIVE PAPER COPIES OF THESE MATERIALS BY MAIL) BEFORE THE ANNUAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING. INSTRUCTIONS REGARDING THE METHODS OF VOTING ARE CONTAINED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS.

Sincerely,

Junli (Jerry) He, Chief Executive Officer, Director, and Chairman

BIOSTAGE, INC.

84 October Hill Road, Suite 11

Holliston, Massachusetts 01746-1371

(774) 233-7300

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on July 19, 2023

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Biostage, Inc. (the Company) will be held on Wednesday, July 19, 2023 at 9:30 a.m. Eastern Time. The Annual Meeting will have the following purposes:

1.	To elect two Director Nominees as Class I Directors, nominated by the Board of Directors for a three-year term, such term to continue until the annual meeting of stockholders in 2026 and until such Director’s successor is duly elected and qualified, or until his resignation or removal;

2.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.	To approve an amendment to our Amended and Restated Equity Incentive Plan to increase the number of shares of our common stock available for issuance pursuant thereto by 4,000,000 shares;

4.	To consider and vote, on a non-binding advisory basis, as to the approval of the compensation of our named executive officers as disclosed in this proxy statement; and

5.	Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on May 30, 2023 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record of our Common Stock at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Each of the items of business listed above is more fully described in the proxy statement that accompanies this notice.

In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

The Board of Directors of Biostage, Inc. recommends that you vote “FOR” the election of each of the nominees of the Board of Directors as a Director of Biostage, Inc.

The Board of Directors of Biostage, Inc. recommends that you vote “FOR the proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

The Board of Directors of Biostage, Inc. recommends that you vote “FOR” the proposal to approve the amendment of our Amended and Restated Equity Incentive Plan.

Our Board of Directors recommends that you vote “FOR” the non-binding approval of the compensation of our named executive officers as disclosed in this proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on Wednesday, July 19, 2023: The Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2022, are available at www.edocumentview.com/BSTG.

By Order of the Board of Directors,

Junli (Jerry) He Chief Executive Officer, Director, and Chairman

Holliston, Massachusetts

June 2, 2023

YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE (WHICH WILL BE PROVIDED TO THOSE STOCKHOLDERS WHO REQUEST TO RECEIVE PAPER COPIES OF THESE MATERIALS BY MAIL) BEFORE THE ANNUAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING. INSTRUCTIONS REGARDING THE METHODS OF VOTING ARE CONTAINED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS.

Biostage, Inc.

Notice of 2023 Annual Meeting of Stockholders,

Proxy Statement and Other Information

i

BIOSTAGE, INC.

84 October Hill Road, Suite 11

Holliston, Massachusetts 01746-1371

(774) 233-7300

PROXY STATEMENT

Annual Meeting of Stockholders to Be Held on Wednesday, July 19, 2023

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Biostage, Inc. (we or the Company) for use at the Annual Meeting of Stockholders of the Company to be held on July 19, 2023 at 9:30 a.m. Eastern Time.

At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon:

1.	The election of two Director Nominees as Class I Directors, nominated by the Board of Directors for a three-year term, such term to continue until the annual meeting of stockholders in 2025 and until such Director’s successor is duly elected and qualified, or until his resignation or removal;

2.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.	To approve an amendment to our Amended and Restated Equity Incentive Plan to increase the number of shares of our common stock available for issuance pursuant thereto by 4,000,000 shares;

4.	To consider and vote, on a non-binding advisory basis, as to the approval of the compensation of our named executive officers as disclosed in this proxy statement; and

5.	Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Under rules and regulations of the Securities and Exchange Commission (SEC) instead of mailing a printed copy of our proxy materials to each shareholder of record or beneficial owner of our common stock, we are furnishing proxy materials, which include our Proxy Statement and Annual Report, to our shareholders over the Internet and providing a Notice of Internet Availability of Proxy Materials by mail.

The Notice of Internet Availability of Proxy Materials is first being mailed to stockholders of the Company on or about June 9, 2023, in connection with the solicitation of proxies for the Annual Meeting.

The Board of Directors has fixed the close of business on May 30, 2023 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the Record Date). Only holders of record of Common Stock, par value $.01 per share, of the Company (the Common Stock) at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 13,882,060 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. As of the Record Date, there were approximately 151 stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter properly submitted at the Annual Meeting.

A quorum, consisting of the holders of a majority of the shares of Common Stock issued, outstanding, and entitled to vote at the Meeting, will be required to be present in person or by proxy for the transaction of business at the Annual Meeting. Shares held of record by stockholders or their nominees who do not return a signed and dated proxy, properly deliver proxies via the Internet or telephone, or attend the Annual Meeting will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum.

1

Consistent with applicable law, we intend to count abstentions and broker non-votes only for the purpose of determining the presence or absence of a quorum for the transaction of business. A broker “non-vote” refers to shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter. Applicable rules no longer permit brokers to vote in the election of Directors if the broker has not received instructions from the beneficial owner. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares.

With respect to the election of the Class I directors in Proposal 1, such directors are elected by a plurality of the votes cast if a quorum is present. As to each director, votes may be cast for the director or withheld. In a plurality election, votes may only be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. This means that the persons receiving the highest number of ”FOR” votes will be elected as a director. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger percentage of votes.

Approval of Proposal No. 2 regarding the ratification of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 requires the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on this Proposal No. 2.

Approval of Proposal No. 3 regarding the approval of the proposed amendment to our Amended and Restated Equity Incentive Plan requires the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on this Proposal No. 3.

With respect to the non-binding advisory vote on the compensation of our named executive officers as disclosed in this proxy statement in Proposal 4, although non-binding, the affirmative vote of a majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required for the approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on this Proposal 4.

The corporate actions described in this Proxy Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

You will not receive a printed copy of the proxy materials unless you request to receive these materials in hard copy by following the instructions provided in the Notice of Internet Availability of Proxy Materials. Instead, the Notice of Internet Availability of Proxy Materials will instruct you how you may access and review all of the important information contained in the proxy materials. The Notice of Internet Availability of Proxy Materials also instructs you how you may submit your proxy via the Internet or mail. To the extent you receive a proxy card, such proxy card will also contain instructions on how you may also vote by telephone. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.

We encourage you to vote either online, by telephone or by completing, signing, dating and returning a proxy card or if you hold your shares through a brokerage firm, bank or other financial institution, by completing and returning a voting instruction form. This ensures that your shares will be voted at the Annual Meeting and reduces the likelihood that we will be forced to incur additional expenses soliciting proxies for the Annual Meeting.

Voting over the Internet, by telephone or mailing a proxy card will not limit your right to vote in person or to attend the Annual Meeting. Any record holder as of the Record Date may attend the Annual Meeting in person and may revoke a previously provided proxy at any time by: (i) executing and delivering a later-dated proxy to the corporate secretary at Biostage, Inc., 84 October Hill Road, Suite 11, Holliston, Massachusetts 01746-1371; (ii) delivering a written revocation to the corporate secretary at the address above before the meeting; or (iii) voting in person at the Annual Meeting.

2

Beneficial holders who wish to change or revoke their voting instructions should contact their brokerage firm, bank or other financial institution for information on how to do so. Beneficial holders who wish to attend the Annual Meeting and vote in person should contact their brokerage firm, bank or other financial institution holding shares of Common Stock on their behalf in order to obtain a “legal proxy”, which will allow them to vote in person at the meeting. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Our Board of Directors recommends that you vote (i) “FOR” the election of each of the nominees of the Board of Directors as a Director of Biostage, Inc., (ii) “FOR the proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, (iii) “FOR” the proposal to approve the amendment to our Amended and Restated Equity Incentive Plan, and (iv) “FOR” the non-binding approval of the compensation of our named executive officers as disclosed in this proxy statement.

Proxies will be voted as specified. If your proxy is properly submitted, it will be voted in the manner you direct. If you do not specify instructions with respect to any particular matter to be acted upon at the meeting, proxies will be voted in favor of the Board of Directors’ recommendations.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on Wednesday, July 19, 2023: The Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, are available at www.edocumentview.com/BSTG. The Annual Report, however, is not part of the proxy solicitation material.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors of the Company currently consists of seven members and is divided into three classes of Directors, with two Directors in Class I, three Directors in Class II and two Directors in Class III. Directors serve for three-year terms with one class of Directors being elected by our stockholders at each annual meeting to succeed the Directors of the same class whose terms are then expiring.

At the Annual Meeting, two Class I Directors, nominated by the Board of Directors, will stand for election to serve until the 2026 annual meeting of stockholders and until their successor is duly elected and qualified, or until his resignation or removal.

The Board of Directors has nominated Junli (Jerry) He and James Shmerling for re-election as Class I Directors of the Company. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy “FOR” the election of Junli (Jerry) He and James Shmerling. The nominees have agreed to stand for election and, if elected, to serve as Director. However, if such person nominated by the Board of Directors is unable to serve or will not serve, the proxies will be voted for the election of such other person as the Board of Directors may recommend.

3

Vote Required

The affirmative vote of a plurality of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for the election of the nominees as Class I Directors of the Company.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE FOLLOWING NOMINEES OF THE BOARD OF DIRECTORS: JUNLI (JERRY) HE AND JAMES SHMERLING. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE NOMINEES UNLESS INSTRUCTIONS TO WITHHOLD OR TO THE CONTRARY ARE GIVEN.

INFORMATION REGARDING DIRECTORS

Set forth below is certain information regarding the Directors of the Company, including the individuals nominated to serve as a Director, based on information furnished to the Company by each Director. The biographical description below for each Director or Director nominee includes their age, all positions they hold with the Company, their principal occupation and business experience over the past five years, and the names of other publicly-held companies for which they currently serve as a director or has served as a director during the past five years. The biographical description below for each Director or Director nominee also includes the specific experience, qualifications, attributes and skills that led to the conclusion by the Board of Directors that such person should serve as a director of the Company. In addition to such specific information, we also believe that all of our Directors and Director nominee have a reputation for integrity, honesty and adherence to high ethical standards. Further, they have each demonstrated business acumen and an ability to exercise sound judgment as well as a commitment of service to the Company and our Board.

Although we are not listed on the NASDAQ Stock Market (“NASDAQ”), the Board of Directors has determined that six of our Directors are “independent” as such term is currently defined by applicable NASDAQ rules. The exception is Junli (Jerry) He, our Chief Executive Officer, who is not independent because he is an employee of the Company.

During 2023, there were changes to the Board of Directors, including the addition of Ron Packard as an additional Class II member on April 5, 2023 and our director, Junli (Jerry) He, was appointed Chairman and Chief Executive Officer effective March 1, 2023.

Directors of Biostage, Inc.

The following information is current as of May 30, 2023, based on information furnished to the Company by each Director:

Director Name	Age	Position with the Company	Since
Class I Directors
James Shmerling, DHA, FACHE (1)(2)*	68	Director	2018
Junli (Jerry) He*	48	Chairman	2021

Class II Directors
Ting Li(2)	46	Director	2018
David Green	59	Director	2021
Ronald Packard (1)	60	Director	2023

Class III Directors
Jason Jing Chen(2)(3)	61	Vice Chairman	2018
Herman Sanchez (1)(3)	48	Director	2021

*	Nominated to Serve a Term Expiring 2026

(1)	Member of the Audit Committee

(2)	Member of the Compensation Committee

(3)	Member of the Governance Committee

4

Class I Directors —Nominees for Election as Class I Directors — Nominated to Serve a Term Expiring in 2026

James Shmerling, DHA, FACHE — Director

Dr. Shmerling has served as a member of our Board of Directors since March 29, 2018 and is the Chairman of the Compensation Committee. Dr. Shmerling has served as the President and Chief Executive Officer of Connecticut Children’s Medical Center since October 2015. Dr. Shmerling is a seasoned executive who has worked in leadership roles at several pediatric hospitals around the United States during his career. For over three decades, he has served in management roles at children’s hospitals across the country and is nationally recognized as a leader in issues concerning children’s health and wellness. Prior to joining Connecticut Children’s, Dr. Shmerling spent eight years as the Chief Executive Officer of Children’s Hospital Colorado. Before that, he was the Executive Director and Chief Executive Officer of the Monroe Carell Jr. Children’s Hospital at Vanderbilt from 2002 to 2007. Dr. Shmerling is a Fellow in the American College of Health Care Executives (ACHE). He is an adjunct faculty member in the Hospital Administration programs, University of Alabama at Birmingham. Dr. Shmerling received a B.S. in Health Education from the University of Tennessee, an M.S. in Hospital and Health Administration from the University of Alabama in Birmingham, an M.B.A. from Samford University and a Doctorate of Health Administration from the Medical University of South Carolina. We believe Dr. Shmerling’s qualifications to sit on our Board of Directors include his extensive leadership experience at children’s hospitals and his status as a leader in issues concerning children’s health and wellness.

Junli (Jerry) He – Chairman and Chief Executive Officer

Mr. He has served as a member of our Board of Directors since September 1, 2021 and has served as Chairman since March 1, 2023. Mr. He serves as the Executive Vice Chairman of Bright Scholar Holdings and has been in that position since January 2019. Prior to the promotion, Mr. He had served as the Chief Executive Officer of Bright Scholar. Prior to joining Bright Scholar, Mr. He was a Managing Director at Tstone Corp, and served as Chief Financial Officer, Chief Executive Officer and a director of Noah Education Holdings Ltd., a former NYSE listed private education services provider in China. Mr. He was a portfolio manager at Morgan Stanley Global Wealth Management from June 2008 to June 2009 and was employed by Bear Stearns from November 2006 to May 2008. Mr. He obtained a bachelor’s degree in science from Peking University and a Master’s of Business Administration with Honors from the University of Chicago, Booth School of Business. Mr. He is also a Certified Financial Analyst charter holder. We believe Mr. He’s qualifications to sit on our Board of Directors include his extensive leadership and chief financial officer experience, in particular in relation to finance, accounting and operations, as well as his public company experience.

Class II Directors —Term Expiring in 2024

Ting Li — Director

Ms. Li has served as a member of our Board of Directors since November 6, 2018. Ms. Li brings over 20 years of investment banking experience, building relationships between customers and enterprises. Ms. Li is currently a managing partner at Donghai Securities Co., Ltd, a top asset management company in China, and also serves as the Vice President of the Jilin Enterprise Chamber of Commerce and advisor of the School of Continuing Education of Tsinghua University. Ms. Li holds a bachelor’s degree in accounting from China’s Changchun Taxation College in Changchun, Jilin Province, and a master’s degree in software engineering from Jilin University, also in Changchun. We believe Ms. Li’s qualifications to sit on our Board of Directors include her extensive education and investment banking experience.

David Green — Director

Mr. Green has served as a member of our Board of Directors since November 26, 2021. Mr. Green served as President and a member of the Board of Directors of Harvard Bioscience, Inc. from March 1996 until the spin-off of Biostage on November 1, 2013, as Interim CEO of Harvard Bioscience, Inc. from May 2013 and August 2013, and remained a Director of Harvard Bioscience, Inc. from the spin-off until 2017. Mr. Green served on the Board of Directors of Biostage until May 2016 and was the founder and a former Chairman, President, and Chief Executive Officer of Biostage, Inc. Prior to joining Harvard Bioscience, Inc, Mr. Green was a strategy consultant with Monitor Company, a strategy consulting company, in Cambridge, Massachusetts and Johannesburg, South Africa from June 1991 until September 1995 and a brand manager for household products with Unilever PLC, a packaged consumer goods company, in London from September 1985 to February 1989. Mr. Green was president and a director of the Harvard Business School Healthcare Alumni Association. Mr. Green graduated from Oxford University with a Bachelor of Arts Honors degree in physics and holds a Master’s of Business Administration degree with distinction from Harvard Business School. We believe Mr. Green’s qualifications to sit on our Board of Directors include his extensive leadership and Chief Executive Officer experience, in particular in relation to finance and operations, as well as his public company experience.

5

Ronald Packard — Director

Mr. Packard has served as a member of our Board of Directors since April 5, 2023 and is the Chairman of the Audit Committee since joining the board. Ronald Packard is the CEO and Founder of Pansophic Learning, a global technology based education company. Mr. Packard is a well-known educator, entrepreneur and visionary as well as the author of the highly regarded and reviewed book Education Transformation. Mr. Packard was previously the long-time Chief Executive Officer and Founder of K12 Inc. He oversaw the growth of K12 from just an idea to almost one billion in revenue, making it one of the largest education companies in the world. During his tenure, revenue compounded at near 80% and he led the company through its initial public offering on the New York Stock Exchange. Before K12, Mr. Packard was the Vice President of Knowledge Universe and Chief Executive Officer of Knowledge Schools, one of the nation’s largest early childhood education companies. He was also instrumental in the successful investments in Learn Now, Children’s School USA, Leapfrog, TEC, and Children’s Discovery Center. Packard also worked for McKinsey & Company where he specialized in Biotechnology and Semiconductors. He previously worked for Goldman Sachs in mergers and acquisitions. Mr. Packard has received the Education Industry Association’s James P. Boyle Entrepreneurial Leadership Award, as well as the Ernest & Young Entrepreneur of the Year Award in the IT Services & Solutions category in Greater Washington. The University of Chicago’s Booth School of Business named him a Distinguished Alumni, and he also received an Outstanding Leadership Award from the United States Distance Learning Association. He sits on the Digital Learning Council. Mr. Packard previously served on the Department of Defense’s Education Advisory Committee. He holds a Bachelor of Arts degree. from the University of California at Berkeley and a Master’s of Business Administration from the University of Chicago, both with honors. He has also earned the Chartered Financial Analyst designation. We believe Mr. Packard’s qualifications to sit on our Board of Directors include his extensive leadership and Chief Executive Officer experience, in particular in relation to finance, accounting and operations, as well as his public company experience.

Class III Directors —Term Expiring in 2025

Jason Jing Chen — Vice Chairman

Mr. Chen has served as a member of our Board of Directors since February 6, 2018. Mr. Chen is our Vice Chairman as well as a member of the Compensation Committee and Chairman of the Governance Committee. Mr. Chen has served as Senior Vice President of Business Development of Digitone Group, and Chief Executive Officer of its subsidiary DST Robotics Co Ltd. since October 2014. Prior to joining Digitone, Mr. Chen worked for Formica, as the General Manager of its Greater China business, from December 2010 to October 2014. Mr. Chen served as Vice President for Barco Great China and General Manager for the Security & Monitoring Division — China for Barco, Inc., a global company that develops networked solutions for the entertainment, enterprise and healthcare markets, from March 2008 to November 2009. Prior to joining Barco, Mr. Chen was the General Manger of the China and Hong Kong region for Waters Corporation from January 2005 to March 2008 where, among other managerial responsibilities, he was responsible for developing and implementing marketing strategies to grow the Chinese market. Prior to his time at Waters Corporation, Mr. Chen held various managerial roles of increasing importance at Hilti China. Mr. Chen began his career as an electrical engineer at Capital Iron & Steel Co. Mr. Chen received his Master of Business Administration degree from Brigham Young University and has a Bachelor of Science degree in Electrical Engineering from the North China University of Technology, Beijing, China. We believe Mr. Chen’s qualifications to sit on our Board of Directors include his broad expertise and leadership experience in global commerce.

Herman Sanchez

Mr. Sanchez has served as a member of our Board of Directors since January 19, 2021 and is a member of the Audit Committee and Governance Committee. Mr. Sanchez has been working in the life sciences industry for over 20 years in various positions including designing and running randomized trial research, optimizing of clinical administration of health services, and working as a strategic consultant to the life sciences industry. He is currently a Senior Partner helping run Trinity Life Sciences’ strategy consulting business. Mr. Sanchez joined Trinity over a decade ago and has worked closely with clients to support strategic decision making across the product lifecycle. In his work consulting for pharmaceutical/biotech and medical device companies he has covered several diseases/therapeutic areas including oncology, rare and ultra-rare diseases, cell therapies, cardiovascular, diabetes, alcohol abuse/dependence, neurological, orthopedic, and renal diseases. Mr. Sanchez has been published in peer-reviewed publications on various topics including renal disease, patient epidemiology, medication adherence, suicidal ideation, minority patient recruiting, alcohol use/abuse and depression/anxiety treatment. Mr. Sanchez, prior to working in the life sciences industry, earned a Master’s of Business Administration from the Tuck School of Business at Dartmouth College and a Bachelor of Arts in Psychology from Harvard University. We believe that Mr. Sanchez’s qualifications to sit on our Board of Directors include his broad expertise and leadership experience in the life sciences industry, specifically in relation to trial research, clinical matters and product strategy.

6

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

During the year ended December 31, 2022, our Board of Directors held 26 meetings. Other than Ms. Li, each of the Directors attended at least 75% of the total number of meetings of the Board of Directors and of the committees of which they were a member. The Board of Directors encourages Directors to attend in person, or virtually if being conducted only virtually, the Annual Meeting of Stockholders of the Company, or Special Meeting in lieu thereof, or, if unable to attend in person, to participate by other means, if practicable. In recognition of this policy, the Board of Directors typically schedules a regular meeting of the Board of Directors to be held on the date of, and immediately following, the Annual Meeting of Stockholders. All of the Directors in office at the time attended (virtually or telephonically) the 2022 Annual Meeting of Stockholders held on June 22, 2022. The non-employee Directors meet regularly in executive sessions outside the presence of management.

David Green served as the Chairman of the Board as well as our Chief Executive Officer until February 28, 2023. Jason Jing Chen serves as the Vice Chairman of the Board. Among other things, each of the Chairman and Vice Chairman provides feedback to the Officers on executive sessions and facilitates discussion among the independent directors outside of meetings of the Board of Directors. Our Chief Executive Officer is responsible for the day-to-day management of our Company and the development and implementation of our Company’s strategy. While our Board of Directors currently believes that separating the roles of Chief Executive Officer and Chairman contributes to an efficient and effective board, such Chairman and Chief Executive Officer roles will be combined until the Board of Directors determines otherwise. Our Board of Directors does not have a current requirement that the roles of Chief Executive Officer and Chairman of the Board be either combined or separated, because the Board currently believes it is in the best interests of our Company to make this determination based on the position and direction of our Company and the constitution of the Board and management team. From time to time, the Board will evaluate whether the roles of Chief Executive Officer and Chairman of the Board should be combined or separated, including following any hiring of a Chief Executive Officer following the interim nature of Mr. Green’s role in such position.

The Board of Directors has established an Audit Committee, a Compensation Committee and a Governance Committee.

The Board of Directors continuously evaluates the membership and role of each of the committees of the Board of Directors, as well as the charters governing the same.

Audit Committee

The Audit Committee currently consists of Mr. Packard, Dr. Shmerling and Mr. Sanchez. Mr. Packard serves as the Chairman since April 5, 2023. The Audit Committee is comprised entirely of independent Directors and it operates under a Board-approved charter that sets forth its duties and responsibilities. The Audit Committee met four times during 2022.

7

Under its charter, the Audit Committee is responsible for, among other things:

●	reviewing with the independent registered public accounting firm and management the adequacy and effectiveness of internal controls over financial reporting and related matters;

●	reviewing and consulting with management and the independent registered public accounting firm on matters related to the annual audit, the annual and quarterly financial statements and related disclosures, earnings releases and related accounting principles, policies, practices and judgments;

●	making a recommendation to the Board as to whether our audited financial statements should be included in our Annual Report on Form 10-K;

●	appointing, retaining and terminating, and determining compensation of, the Company’s independent auditors;

●	assurance of the regular rotation of audit partners, including any lead and concurring partners, in accordance with applicable laws and regulations;

●	preparation of the Audit Committee report required to be included in our annual proxy statement;

●	reporting matters that arise relating to quality or integrity of our financial statements, legal compliance, performance of the independent auditors and other matters, to the Board and reviewing such matters with the Board; and

●	the oversight of the Company’s independent auditors and the evaluation of the independent auditors’ qualifications, performance and independence, including performance of the lead audit partner, and reporting of such evaluation to the Board.

The Audit Committee is responsible for reviewing and discussing with management our policies with respect to risk assessment and risk management. The Board and the Audit Committee discuss matters relating to risks that arise or may arise.

The Audit Committee is also responsible for, and has established policies and procedures with respect to, the pre-approval of all services provided by the independent auditors. When assessing the independence of our auditors, the Audit Committee considers the independent registered public accounting firm’s provision of non-audit services to the Company.

The Audit Committee has also established procedures for the receipt, retention and treatment, on a confidential basis, of complaints received by the Company. The Board of Directors and the Audit Committee adopted a Code of Business Conduct and Ethics, a current copy of which is available on the Corporate Governance page in the Investor section of our website at www.biostage.com.

With respect to the Company’s independent registered public accounting firm, in accordance with SEC rules, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide service to our Company. For lead and concurring audit partners, the maximum number of consecutive years of service in that capacity is five years. Our Audit Committee is involved in the selection of the lead audit partner. The process for selection of our lead audit partner pursuant to this rotation policy involves a meeting between the Chairman of the Audit Committee and the candidate for the role, as well as discussion by the full Audit Committee and with management.

The Board of Directors has determined that all members of the Audit Committee are “independent” as such term is currently defined by NASDAQ rules (although we are not listed on the NASDAQ), meet the criteria for independence set forth under the rules of the SEC, and are able to read and understand fundamental financial statements. The Board of Directors has also determined that Mr. Packard qualifies as an “audit committee financial expert” under the rules of the SEC.

The Audit Committee Charter is available on the Corporate Governance page in the Investors section of our website at www.biostage.com. Please note that the information contained on the Company website is not incorporated by reference in, or considered to be a part of, this Proxy Statement.

8

Compensation Committee

The Compensation Committee currently consists of Ms. Li, Mr. Chen and Dr. Shmerling, who serves as the Chairman. The Compensation Committee is comprised entirely of independent Directors and it operates under a Board-approved charter that sets forth its duties and responsibilities. In light of the authority of the Board of Directors as to compensation matters, the Compensation Committee did not hold a formal meeting in 2022 but did act by written consent to review its charter. The Board of Directors will continue to evaluate the role of the Compensation Committee and to the extent advisable, will appoint additional directors to serve as members of the Compensation Committee.

The Compensation Committee assists the Board with determining and overseeing the execution of our compensation philosophy and overseeing the administration of our executive compensation programs. Its responsibilities also include assisting the Board with oversight as to the Company’s compensation and benefit plans and policies, retaining or terminating committee advisors, independence evaluation of compensation advisors, administering its stock plans (including reviewing and approving equity grants) and reviewing and approving annually all compensation decisions for the Company’s executive officers, including our Chief Executive Officer.

Although we are not listed on the NASDAQ, the Board of Directors has determined that all members of the Compensation Committee are “independent” as such term is currently defined by NASDAQ rules.

The Compensation Committee Charter is available on the Corporate Governance page in the Investors section of our website at www.biostage.com. Please note that the information contained on the website is not incorporated by reference in, or considered to be a part of, this Proxy Statement.

Governance Committee

The current members of the Governance Committee are Mr. Sanchez and Mr. Chen, who serves as the Chairman. The Governance Committee is comprised entirely of independent directors and it operates under a Board-approved charter that sets forth its duties and responsibilities. In light of the authority of the Board of Directors as to governance matters, the Governance Committee did not hold a formal meeting in 2022 but did act by written consent to review its charter and make recommendations to the Board as to the nominee for director at the Company’s 2023 annual meeting of stockholders. The Board of Directors will continue to evaluate the role of the Governance Committee and to the extent advisable, appoint one or more additional directors to serve as members of the Governance Committee.

Under the terms of its charter, the Governance Committee is responsible for identifying individuals qualified to become Board members, consistent with criteria recommended by the Governance Committee and approved by the Board of Directors, and recommending that the Board of Directors select the director nominees for election at each annual meeting of stockholders. Its responsibilities also include recommending to the Board of Directors the criteria for membership on Board Committees. The Governance Committee is also responsible for reviewing all stockholder nominations and proposals submitted to the Company, determining whether such nominations or proposals were timely submitted and assisting the Board of Directors with such corporate governance matters as the Board of Directors may request.

In identifying and evaluating nominees for the Board of Directors, the Governance Committee may solicit recommendations from any or all of the following sources: non-management Directors, including our Chairman, the Chief Executive Officer, other executive officers, third-party search firms or any other source it deems appropriate. In addition, the Governance Committee has established a policy that it will review and consider any Director candidates who have been recommended by securityholders in compliance with certain procedures established by the Governance Committee. The procedures to be followed by securityholders in submitting such recommendations are described in the section entitled “Submission of Securityholder Recommendations for Director Candidates” included in this Proxy Statement. The Governance Committee will review and evaluate the qualifications of any such proposed Director candidate and conduct inquiries it deems appropriate.

9

The Governance Committee will evaluate all such proposed Director candidates, including those recommended by securityholders in compliance with the procedures established by the Governance Committee, in the same manner, with no regard to the source of the initial recommendation of such proposed Director candidate. When considering a potential candidate for membership on the Board of Directors, the Governance Committee may consider, in addition to the minimum qualifications and other criteria for Board membership approved by the Board of Directors, all facts and circumstances that the Governance Committee deems appropriate or advisable, including, among other things, the skills of the proposed Director candidate, his or her availability, depth and breadth of business experience or other background characteristics, his or her independence and the needs of the Board of Directors. At a minimum, each nominee must have high personal and professional integrity, have demonstrated ability and judgment, and be effective, in conjunction with the other Directors and nominees, in collectively serving the long-term interests of the stockholders. Although there is no specific policy regarding the consideration of diversity in identifying director nominees, the Governance Committee may consider whether the nominee, if elected, assists in achieving a mix of Board members that represents a diversity of background and experience. The Governance Committee also may consider whether the nominee has direct experience in the biotechnology, pharmaceutical and/or life sciences industries or in the markets in which the Company operates.

Although we are not listed on the NASDAQ, the Board of Directors has determined that all members of the Governance Committee are “independent” as such term is currently defined by NASDAQ rules.

The Governance Committee Charter is available on the Corporate Governance page in the Investor section of our website at www.biostage.com. Please note that the information contained on the website is not incorporated by reference in, or considered to be a part of, this Proxy Statement.

The Board’s Role in Risk Oversight

Risks to the Company are discussed by the Board of Directors during the year. Management is responsible for the day-to-day management of risks we face, while the Board, as a whole and through its Committees, oversees risk management. The Audit Committee is responsible for reviewing and discussing with management our policies with respect to risk assessment and risk management. The Board of Directors and the Audit Committee review and discuss, including with management, risks that arise or may arise, including in relation to legal, compliance and cyber-security. For example, the Audit Committee discusses financial risk, including with respect to financial reporting and internal controls, with management and our independent registered public accounting firm and the steps management has taken to minimize those risks. Our Board of Directors also administers its risk oversight function through the required approval by the Board (or a Committee of the Board) of significant transactions and other material decisions.

CODE OF BUSINESS CONDUCT AND ETHICS

The Board of Directors has adopted a Code of Business Conduct and Ethics, which applies to all Directors, officers and employees of our Company and its subsidiaries including, without limitation, the Chairman of the Board, Chief Executive Officer, the President, Interim Vice President of Finance, Chief Scientific Officer, as well as the Chief Financial Officer. The Code of Business Conduct and Ethics is available on the Corporate Governance page in the Investor section of our website at www.biostage.com. We intend to post any amendments to or waivers from this Code of Business Conduct and Ethics at this location on our website. Please note, however, that the information contained on the website is not incorporated by reference in, or considered a part of, this Proxy Statement.

10

REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or any future filing with the Securities and Exchange Commission, in whole or in part, the following report shall not be deemed incorporated by reference into any such filing.

The undersigned members of the Audit Committee of the Board of Directors of the Company submit this report in connection with the committee’s review of the financial reports of the Company for the fiscal year ended December 31, 2022 as follows:

1.	The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended December 31, 2022.

2.	The Audit Committee has discussed with representatives of Marcum LLP the matters required to be discussed with them by applicable requirements of Public Company Accounting Oversight Board Auditing Standard No. 16.

3.	The Audit Committee has received the written disclosures and the letter from the independent accountant required by the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Ronald Packard, Chairman of the Audit Committee James Shmerling, DHA, FACHE,
Herman Sanchez

EXECUTIVE COMPENSATION

We are smaller reporting company and as a result, we have elected to comply with the reduced disclosure requirements applicable to smaller reporting companies in accordance with the U.S. Securities and Exchange Commission (“SEC”) rules. At the end of fiscal 2022, we had three named executive officers, being David Green, our then Interim Chief Executive Officer, Director, and Chairman, Hong Yu, our President, and William Fodor, Ph.D., our Chief Scientific Officer. On August 8, 2022, the Company appointed Mr. Damasio as the Chief Financial Officer, but in accordance with such reduced disclosure requirements, at the end of fiscal year 2022, Mr. Damasio was not one of the two most highly compensated officers for fiscal year 2022. As such, disclosure of Mr. Damasio’s compensation is not included below. Effective as of March 1, 2023, we transitioned the role of Chief Executive Officer to Junli (Jerry) He, our existing director, and Mr. Green remains on our Board of Directors.

11

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid or earned by each of the named executive officers listed below for services rendered in all capacities during the fiscal years ended December 31, 2022 and December 31, 2021.

Name and Principal Position	Year	Salary	Stock Awards	Option Awards(1)	All Other Compensation		Total
David Green	2022	$35,568	—	$—	$1,584	(2)	$37,152
Chief Executive Officer	2021	35,568	—	222,971	—		258,539
Hong Yu	2022	150,000	—	89,160	8,057	(3)	247,217
President	2021	150,000	—	222,827	7,950	(4)	380,777
William Fodor, PhD	2022	196,490	—	—	11,359	(5)	207,849
Chief Scientific Officer	2021	152,500	—	386,303	10,552	(6)	549,355

(1)	Based on the aggregate grant date fair value computed in accordance with the provisions of FASB ASC 718, “Compensation — Stock Compensation”, excluding the impact of estimated forfeitures. Assumptions used in the calculation of this amount are set forth under Share-Based Compensation in Note 15 to our audited financial statements for fiscal year ended December 31, 2022 included in our Annual Report on Form 10-K filed with the SEC on March 30, 2023. Amounts shown for Mr. Green do not include values attributable to performance-based options that have not been earned due to the achievement of certain milestones. Assuming all of the milestones of such performance based options were achieved, the grant date fair value excluding the impact of estimated forfeitures of the related award would be $557,426. In May 2022, we also issued options to Mr. Yu to acquire 22,089 shares of common stock to satisfy sales commissions in the amount of $89,160 incurred in relation to our private placement that closed in May 2022.

(2)	Amount represents $1,505 for matching contributions made by the Company to Mr. Green’s tax-qualified 401(k) Savings Plan account and premiums in the amount of $79 for a life insurance policy.

(3)	Amount represents $7,500 for matching contributions made by the Company to Mr. Yu’s tax-qualified 401(k) Savings Plan account and premiums in the amount of $557 for a life insurance policy.

(4)	Amount represents $7,500 for matching contributions made by the Company to Mr. Yu’s tax-qualified 401(k) Savings Plan account and premiums in the amount of $450 for a life insurance policy.

(5)	Amount represents $9,824 for matching contributions made by the Company to Dr. Fodor’s tax-qualified 401(k) Savings Plan account and premiums in the amount of $1,535 for a life insurance policy.

(6)	Amount represents $8,651 for matching contributions made by the Company to Dr. Fodor’s tax-qualified 401(k) Savings Plan account and premiums in the amount of $1,901 for a life insurance policy.

Discussion of Summary Compensation Table and Related Matters

2022 Executive Compensation

Salary and Bonus

In 2022, the Board of Directors reviewed the overall executive compensation of the Company’s named executive officers. Based on a variety of factors, with respect to the named executive officers, the Board of Directors elected to restore a portion of Dr. Fodor’s salary that was reduced in 2021. Effective May 15, 2022, Dr. Fodor’s base salary increased to $228,750.

Effective February 15, 2021, to support short term initiatives regarding management of expenses, we and Dr. Fodor mutually agreed to a temporary reduction of Dr. Fodor’s base salary by fifty percent (50%) to $152,500.

12

The Company entered into an employment agreement with Mr. Green dated as of November 26, 2021 and effective as of November 26, 2021. Mr. Green’s employment agreement provided for an initial annual base salary of the minimum required by applicable law, being $35,568, and is subject to annual review, provided that such base salary shall not be decreased without Mr. Green’s consent. Such employment agreement has been amended and restated as discussed below.

Long-Term Equity Incentive Compensation

In 2022, the Board of Directors did not make any grants of long-term equity incentive awards in the form of stock options to its named executive officers as part of its annual compensation assessment. As described above, Mr. Yu was awarded a fully vested stock option in May 2022 in relation to our private placement that closed in May 2022.

In 2021, the Board of Directors approved grants of long-term equity incentive awards in the form of stock options to executives as part of our total compensation package. These awards included grants to Mr. Green in connection with his hiring as Interim Chief Executive Officer, as well as Mr. Yu and Dr. Fodor. The long-term equity incentive awards were granted in an effort to achieve certain key objectives, including (i) to attract and retain high performing and experienced executives, (ii) motivate and reward executives whose knowledge, skills and performance are critical to our success, and (iii) to align the interests of our executives and our stockholders by providing our executives with strong incentives to increase stockholder value and a significant reward for doing so. Our decisions regarding the amount and type of long-term equity incentive compensation and relative weighting of these awards among total executive compensation have also been based on our understanding of market practices of our peers and take into account additional factors such as level of individual responsibility, experience and performance. The long-term incentive grants made to our named executive officers during the fiscal year ended December 31, 2021 are described in the table below.

Name and Principal Position	Stock Option Awards
David Green Chief Executive Officer	374,094	(1)
William Fodor, PhD Chief Scientific Officer	196,103	(2)
Hong Yu President	113,116	(2)

(1)	Subject to continued employment or service through the applicable vesting dates, (i) commencing on December 26, 2021, up to 106,884 of these options vested monthly in twelve consecutive equal monthly installments on the 26th day of each month through November 26, 2022, and (ii) up to 267,210 shall vest in three increments, two for 80,163 shares each and the third for 106,884 shares, each such vesting subject to certain performance milestones set by our Board of Directors.

(2)	Subject to continued employment or service through the applicable vesting dates, these options vested or will vest in four equal amounts on each of December 29, 2021, 2022, 2023 and 2024.

Historically, when granted, the long-term equity incentive awards are granted in an effort to achieve certain key objectives, including (i) to attract and retain high performing and experienced executives, (ii) motivate and reward executives whose knowledge, skills and performance are critical to our success, and (iii) to align the interests of our executives and our stockholders by providing our executives with strong incentives to increase stockholder value and a significant reward for doing so. Our decisions regarding the amount and type of long-term equity incentive compensation and relative weighting of awards among total executive compensation are also historically based on our understanding of market practices of our peers and take into account additional factors such as level of individual responsibility, experience and performance.

13

Retirement and Other Benefits

We have established a 401(k) tax-deferred savings plan, which permits participants, including our named executive officers, to make contributions by salary deduction pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended. We are responsible for administrative costs of the 401(k) plan. We may, in our discretion, make matching contributions to the 401(k) plan. In addition, all full-time employees, including our named executive officers, may participate in our health and welfare benefit programs, including medical coverage, vision coverage, dental coverage, disability insurance, and life insurance.

Employment Agreements

David Green, our Director and former Chief Executive Officer and Chairman

The Company entered into an amended and restated employment agreement with Mr. Green dated as of January 11, 2023, which amended and restated his employment agreement with the Company dated November 26, 2021. Mr. Green’s employment agreement was effective until terminated by the Company or Mr. Green upon written notice. Following an amendment to such amended and restated employment agreement effective as of January 25, 2023, Mr. Green’s initial annual base salary of $300,000 was reduced to the minimum required by applicable law, being $35,568, and is subject to annual review, provided that such base salary shall not be decreased without Mr. Green’s consent. In lieu of such cash reduction for such next year, Mr. Green was granted a nonqualified stock option to purchase a share amount determined based on Black-Scholes value of the salary difference, being $264,432, which subject to continued employment, would vest monthly on each monthly anniversary of January 25, 2023 for twelve months following February 28, 2023 (the “Grant Date”).

Pursuant to and in connection with such amended and restated employment agreement, in addition and in lieu of additional cash salary, on the Grant Date, Mr. Green received a nonqualified stock option to purchase a share amount determined based on Black-Scholes value of $200,000 as of the Grant Date, which subject to continued employment, would vest monthly on each monthly anniversary of the Grant Date for twelve months following the Grant Date, with the first vesting to be in an amount equal to 1/4 of the aggregate share amount and then the remaining amount to vest in eleven substantially equal amounts thereafter.

Mr. Green was also eligible to receive cash incentive compensation on an annual basis of up to a one hundred percent (100%) of his base salary upon meeting objectives as determined by the Board of Directors of the Company or the Compensation Committee thereof.

In addition, on the Grant Date, Mr. Green received the following: (I) as additional compensation in recognition of past performance, a nonqualified stock option to purchase a share amount determined based on Black-Scholes value of $200,000 as of the Grant Date, which such option was fully vested as of the Grant Date, and (II) as a long term incentive grant, a nonqualified stock option to purchase shares of Common Stock (the LTI Grant) in a share amount equal to six percent (6%) of the then outstanding shares of Common Stock of the Company as of the Grant Date, which subject to continued employment, would vest monthly in thirty-six substantially equal monthly installments on each monthly anniversary of the Grant Date.

Mr. Green was also eligible to receive incentive compensation and employee benefit plans, including without limitation stock option plans, stock purchase plans and other employee benefit plans, as determined by the Board of Directors or the Compensation Committee.

As discussed below under “Potential Payments upon Termination and Change in Control Benefits,” effective as of March 1, 2023, we transitioned the role of Chief Executive Officer to Junli (Jerry) He, our existing director, and Mr. Green remains on our Board of Directors.

14

William Fodor, Ph.D., our Chief Scientific Officer

On July 2, 2018, William Fodor, Ph.D., our Chief Scientific Officer became an employee of the Company. The employment commenced in accordance with an offer letter executed as of June 4, 2018. Dr. Fodor is an at-will employee and his offer letter provides for an annual base salary in the amount of three hundred five thousand dollars ($305,000), which effective February 15, 2021, to support short term initiatives regarding management of expenses, was temporarily reduced by fifty percent (50%) to $152,500. Effective May 15, 2022, Dr. Fodor’s base salary increased to $228,750. Dr. Fodor is eligible to participate in all of our employee benefit plans, including without limitation, our Amended and Restated Equity Incentive Plan, retirement plans, stock purchase plans and medical insurance plans.

Hong Yu, our President

Effective as of May 29, 2018, the Board of Directors of the Company appointed Hong Yu as President of the Company. Prior to being elected President of the Company, Mr. Yu assisted the Company with strategic activities, including capital raising, and also assisted the Company’s lead investor, DST Capital, LLC, with respect to board, management and governance matters pertaining to the Company. Mr. Yu’s employment commenced in accordance with an offer letter executed as of May 16, 2018. Mr. Yu is an at-will employee and his offer letter provides for an annual base salary in the amount of one hundred and fifty thousand dollars ($150,000). Mr. Yu is eligible to participate in all of our employee benefit plans, including without limitation, our Amended and Restated Equity Incentive Plan, retirement plans, stock purchase plans and medical insurance plans.

Potential Payments upon Termination and Change in Control Benefits

In accordance with our Amended and Restated Equity Incentive Plan, or the Plan, the outstanding options thereunder, including those held by our Named Executive Officers, upon the consummation of a Sale Event or Change of Control, which are defined in the Plan, all such options shall then become fully vested and exercisable.

Effective as of March 1, 2023, we transitioned the role of Chief Executive Officer to Junli (Jerry) He, our existing director, and Mr. Green remains on our Board of Directors. Such transition was treated as a termination without cause in connection with the hiring of a replacement Chief Executive Officer under Mr. Green’s amended and restated employment agreement. In connection with such transition, Mr. Green received accrued and unpaid base salary through the date of his termination, and following his execution of the required release, the remaining unvested portion of the LTI Grant that would have vested within the twelve (12) months following the Grant Date accelerated and became fully vested. The unvested portions of his other stock option grants described above were forfeited as of such transition.

PAY VERSUS

PERFORMANCE

The following information is presented to disclose the relationship between executive compensation actually paid (“CAP”), as calculated under applicable SEC rules, and the Company’s financial performance. As required by SEC rules, the table presented below discloses CAP for (i) the Company’s Principal Executive Officer (“PEO”), Mr. David Green, and (ii) the Company’s named executive officers (“NEOs”) other than Mr. Green, on an average basis. The CAP amounts shown in the table below do not reflect the actual amount of compensation earned by or paid to our NEOs during the applicable year.

The methodology for calculating amounts presented in the columns “Compensation Actually Paid PEO” and “Average Compensation Actually Paid for other NEOs,” including details regarding the amounts that were deducted from, and added to, the Summary Compensation Table totals to arrive at the values presented for CAP, are provided in the “Reconciliation of Summary Compensation Total to CAP” table below. Discussion of the relationship between CAP and the Company performance measures is also presented below.

15

Pay Versus Performance Table

	Summary		Average Summary	Average	Value of Initial Fixed $100 Investment	Net Income
	Compensation	Compensation	Compensation	Compensation	Based On	(Loss)
	Table Total for	Actually Paid to	Table Total for Non-PEO	Actually Paid for Non-PEO	Total Shareholder	$ in thousands
Year	PEO $	PEO $	NEOs $ (1)	NEOs $ (1)	Return $ (2)	(3)
2022	37,152	(10)	227,533	227,533	274	(6,253)
2021	258,539	892,922	465,066	465,066	114	(7,978)
2020	-	-	299,929	299,929	62	(4,865)

1.	The other NEOs for 2022 and 2021 were William Fodor and Hong Yu. The other NEOs for 2020 were William Fodor, Hong Yu, James McGorry, James Mastridge, and Peter Chakoutis.

2.	Reflects the value on December 31 for each period presented of an initial fixed investment of $100 on January 1, 2020.

3.	Represents the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable year.

Reconciliation of Summary Compensation Total to CAP

Year	Executive	Summary Compensation Table Total $	Subtract Equity Awards $ (1)	Add Year-End Equity Value $ (2)	Change in Value of Equity Awards $ (3)	Change in Value of Vested Equity Awards $ (4)	Compensation Actually Paid $
2022	PEO	37,152	-		(185,809)	148,647	(10)
	Non PEOs NEOs	227,533	(89,160)	-	-	89,160	227,533
2021	PEO	258,539	(222,971)	820,192	-	37,162	892,922
	Non PEO NEOs	465,066	(304,566)	228,424	-	76,142	465,066
2020	PEO	-	-	-	-	-	-
	Non PEO NEOs	299,929	-	-	-	-	299,929

(1) Represents the grant date fair value and, for purposes of the Non PEO NEOs, the average grant date fair value, of equity awards granted during the year, as reported in the “Stock Awards” column of the Summary Compensation Table for the applicable year.

(2) Represents the end of year fair value and, for purposes of the Non PEO NEOs, the average of the end of year fair value, of equity awards granted during the year that are outstanding and unvested as of the end of year.

(3) Represents the change in fair value and, for purposes of Non PEO NEOs, the average change in fair value, as of the end of the applicable year (from the end of the prior fiscal year) of equity awards granted in prior years that were outstanding and unvested as of the end of the year.

(4) Represents the change in fair value and, for purposes of Other NEOs, the average change in fair value (from the end of the prior fiscal year to the date of vesting), of equity awards granted in prior years that vested during the year.

16

REPORT OF THE COMPENSATION COMMITTEE

Under rules of the Securities and Exchange Commission, as a Smaller Reporting Company, we are not required to provide a report of the Compensation Committee.

DIRECTOR COMPENSATION

We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on our Board of Directors. In setting director compensation, the Board of Directors and the Compensation Committee consider the significant amount of time that directors expend in fulfilling their duties to the Company as well as the skill-level required by the Company of members of the Board of Directors.

Directors who are also employees of the Company receive no additional compensation for service as a director.

Our Board of Directors has approved the following compensation arrangements for our non-employee directors:

●	Initial grant of stock options with a value of $25,000 at the grant date to vest in full in equity quarterly increments over a period of one year from the grant date.

●	Annual compensation to consist of a grant of stock options, in lieu of cash fees, with a value of $20,000 at the date of grant, with all such awards to vest in full in quarterly increments over a period of one year following the grant date and a grant of stock options with a value of $25,000 at the grant date, where the grant date shall be the fifth business day following the Corporation’s annual stockholders meeting, with all such awards to vest in full in quarterly increments over a period of one year from the grant date.

●	In addition, all non-employee directors shall be reimbursed for their expenses incurred in connection with attending Board and Committee meetings.

DIRECTOR COMPENSATION TABLE

The following table presents the compensation provided by us to the non-employee directors who served during the fiscal year ended December 31, 2022.

	Fees
	earned or	Option
	paid	awards
Name	in cash	(1) (2)	Total
Jason Jing Chen	$—	$44,996	$44,996
Junli (Jerry) He	$—	$44,996	$44,996
Ting Li	$—	$44,996	$44,996
Herman Sanchez	$—	$44,996	$44,996
James Shmerling, DHA, FACHE	$—	$44,996	$44,996

(1)	Based on the aggregate grant date fair value computed in accordance with the provisions of FASB ASC 718, “Compensation — Stock Compensation”. Assumptions used in the calculation of this amount are included under Share-Based Compensation in Note 15 to our audited financial statements for the fiscal year ended December 31, 2022, included in our Annual Report on Form 10-K filed with the SEC on March 30, 2023.

(2)	The aggregate number of option awards outstanding and held by each non-employee director at our fiscal year ended December 31, 2022 were 110,535 for Mr. Chen, 37,692 for Mr. He, 104,251 for Ms. Li, 102,981 for Dr. Shmerling, and 68,205 for Mr. Sanchez.

17

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END — 2022

The following table sets forth information concerning the number and value of exercisable and unexercisable options to purchase Common Stock, and the number of restricted stock units held by our named executive officers as of December 31, 2022.

		`				Restricted
	Option Awards					Stock Units
	Number of	Number of
	Securities	Securities				Number of
	Underlying	Underlying		Option		Securities
	Unexercised	Unexercised		Exercise	Option	Underlying
	Options (#)	Options (#)		Price	Expiration	Restricted
	Exercisable	Unexercisable		($)	Date	Stock Units
David Green	106,884	—	(1)	2.40	11/26/2031	—
	—	267,210	(2)	2.40	11/26/2031	—
	36,281	—	(3)	85.80	11/18/2023	—
William Fodor, Ph.D	98,052	98,051	(4)	2.30	12/29/2031	—
	104,643	—	(5)	2.72	5/29/2028	—
	20,929	83,714	(6)	2.72	5/29/2028	—
Hong Yu	22,089	—	(7)	4.71	5/18/2032	—
	56,558	56,558	(4)	2.30	12/29/2031	—
	104,643	—	(5)	2.72	5/29/2028	—
	20,929	83,714	(6)	2.72	5/29/2028	—

(1)	The option was granted on November 26, 2021 and is fully vested, as it vested twelve consecutive equal monthly installments on the 26th day of each month through November 26, 2022.

(2)	The option was granted on November 26, 2021 and, assuming continued employment or service with our Company, the unvested shares shall vest and become exercisable in three increments, two for 80,163 shares each and the third for 106,884 shares, based to the achievement of certain milestone targets determined by our Board of Directors.

(3)	The options are fully vested according to a separation agreement in 2015. The options that were already vested prior to such resignation would be exercisable until the respective scheduled expiration date of such options.

(4)	The option was granted on December 29, 2021 and, assuming continued employment with our Company, the unvested shares become exercisable in equal installments on December 29th of each of 2021, 2022, 2023 and 2024.

(5)	The option was granted on May 29, 2018 and, assuming continued employment with our Company, the unvested shares became exercisable in equal installments on December 31st of each of 2018, 2019, 2020 and 2021.

(6)	The option was granted on May 29, 2018 and, assuming continued employment with our Company, the unvested shares become exercisable based to the achievement of certain milestone targets determined by our Board of Directors.

(7)	The options are fully vested in satisfaction of sales commissions incurred in relation to the May 2022 private placement.

18

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Our Common Stock is currently our only class of voting securities issued and outstanding. The following table sets forth information regarding the beneficial ownership of all classes of our voting securities as of May 30, 2023 by: (i) all persons known by us to own beneficially more than 5% of our voting securities; (ii) each of our directors and nominee for Director; (iii) each of our named executive officers; and (iv) all of our current directors and executive officers as a group.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after May 30, 2023 through the exercise of any warrant, stock option or other right. The inclusion of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Common stock subject to options currently exercisable, or exercisable within 60 days after May 30, 2023, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options, but are not deemed outstanding for computing the percentage ownership of any other person.

Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of Common Stock, except to the extent spouses share authority under community property laws.

	Common Stock
	Beneficially Owned
Name and Address of Beneficial Owner(1)	Shares	Percent(2)

Greater than 5% Holder

DST Capital LLC	3,975,686	28.2	%(3)
An Zhang	1,419,212	9.9	%(4)
Du Ziaoyu	750,000	5.4	%(5)
Harvard Bioscience	706,626	5.1	%(6)

Named Executive Officers

Junli (Jerry) He (current CEO)	333,859	2.4	%(7)
David Green (former CEO, current director)	754,323	5.2	%(8)
Hong Yu	471,198	3.3	%(9)
William Fodor, Ph.D	223,624	1.6	%(10)

Non-employee Directors

Jason Jing Chen	272,003	1.9	%(11)
Ting Li	104,251	*	%(12)
Ronald Packard	1,209	*	%(13)
Herman Sanchez	68,205	*	%(14)
James Shmerling, DHA FACHE	128,319	*	%(15)

All current executive officers and directors, as a group (9 persons)	2,356,991	15.3	%(16)

*	Represents less than 1% of all of the outstanding shares of Common Stock (as calculated in accordance with footnote (2) below).

(1)	Unless otherwise indicated, the address for all persons shown is c/o Biostage, Inc., 84 October Hill Road, Suite 11, Holliston, Massachusetts 01746-1371.

(2)	Based on 13,882,060 shares of Common Stock outstanding on May 30, 2023, together with the applicable options and warrants held by the respective stockholder in the table above that become exercisable within 60 days.

(3)	This information is based in part upon a Schedule 13D (Amendment No. 9) filed jointly by DST Capital LLC (“DST Capital”), and Bin Zhao reporting beneficial ownership as of September 1, 2021. Consists of 3,756,547 shares of Common Stock.

(4)	This information is based upon a Schedule 13G/A filed by An Zhang on February 16, 2023 reporting beneficial ownership as of December 31, 2022.

(5)	This information is based upon a Schedule 13D filed by Du Xiaoyu reporting beneficial ownership as of May 29, 2018.

(6)	This information is based in part upon a Schedule 13G filed by Harvard Bioscience, Inc. reporting beneficial ownership as of June 21, 2022 and conversions in accordance with the applicable terms of the certificate of designation of the Series E Preferred Stock held by Harvard Bioscience, Inc. as of May 30, 2023.

(7)	Includes 235,135 shares of Common Stock and options to acquire 98,724 shares of Common Stock exercisable within 60 days of May 30, 2023.

(8)	Includes 175,329 shares of Common Stock, warrants to purchase up to 67,905 shares of Common Stock, as well as options to acquire 511,089 shares of Common Stock that are exercisable within 60 days of May 30, 2023.

(9)	Includes 266,979 shares of Common Stock as well as options to acquire 204,219 shares of Common Stock that are exercisable within 60 days of May 30, 2023.

(10)	Includes options to acquire 223,624 shares of Common Stock that are exercisable within 60 days of May 30, 2023.

(11)	Includes 161,468 shares of Common Stock, and options to acquire 110,535 shares of Common Stock that are exercisable within 60 days of May 30, 2023.

(12)	Includes options to acquire 104,251 shares of Common Stock that are exercisable within 60 days of May 30, 2023.

(13)	Includes options to acquire 1,209 shares of Common Stock that are exercisable within 60 days of May 30, 2023.

(14)	Includes options to acquire 68,205 shares of Common Stock that are exercisable within 60 days of May 30, 2023.

(15)	Includes 16,892 shares of Common Stock, warrants to purchase up to 8,446 shares of Common Stock, as well as options to acquire 102,981 shares of Common Stock that are exercisable within 60 days of May 30, 2023.

(16)	Includes 855,803 shares of Common Stock, warrants to purchase up to 76,351 shares of Common Stock, as well as options to acquire 1,424,837 shares of Common Stock that are exercisable within 60 days of May 30, 2023.

19

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2022 concerning the number of shares of Common Stock issuable under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Restricted Stock Units, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	2,516,924	3.95	2,563,355	(2)

Equity compensation plans not approved by security holders	—	—	—

Total	2,516,924	3.95	2,563,355

(1)	Consists of our Amended and Restated Equity Incentive Plan and our Employee Stock Purchase Plan.

(2)	Includes 2,560,389 shares available for future issuance under our Amended and Restated Equity Incentive Plan and 2,966 shares available for future issuance under our Employee Stock Purchase Plan.

TRANSACTIONS WITH RELATED PERSONS

The Audit Committee charter sets forth the standards, policies and procedures that we follow for the review, approval or ratification of any related person transaction that we are required to report pursuant to Item 404(a) of Regulation S-K promulgated by the SEC. Under the Audit Committee charter, which is in writing, the Audit Committee must conduct an appropriate review of these related person transactions on an ongoing basis, and the approval of the Audit Committee is required for all such transactions. The Audit Committee relies on management to identify related person transactions and bring them to the attention of the Audit Committee.

During the 2022 and 2021 fiscal years, we were not a participant in any related person transactions that required disclosure under this heading.

DELINQUENT SECTION 16(a) REPORTS

Our executive officers, Directors and beneficial owners of more than 10% of our Common Stock are required under Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of those reports must also be furnished to us.

Based solely on a review of the copies of the reports furnished to us, and written representations from certain reporting persons that no other reports were required, we believe that during the year ended December 31, 2022, the reporting persons complied on a timely basis with all Section 16(a) filing requirements applicable to them, except for (i) William Fodor and Hong Yu, whose Form 4 filings, reporting stock option grants in December 2021, were late, (ii) James Shmerling, David Green and DST Capital LLC, whose Form 4 filings, reporting securities acquired in a private placement in May 2022, were late, and (iii) Junli (Jerry) He, whose Form 4 filing, reporting a sale of stock in December 2022, was late.

20

EXPENSES OF SOLICITATION

We will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain of our Directors, officers and employees (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram, personal interview, facsimile, e-mail or other means of electronic communication. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares of Common Stock held of record by them as of the Record Date, and such custodians will be reimbursed for their expenses.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING

In order to be considered for inclusion in our proxy statement and form of proxy for our 2024 annual meeting, stockholder proposals intended to be presented at our 2024 annual meeting of stockholders must be received by us on or before February 3, 2024. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in our proxy statement and form of proxy and should be mailed to: Secretary, Biostage, Inc., 84 October Hill Road, Suite 11, Holliston, Massachusetts 01746-1371.

To the extent a stockholder of record wishes to have a stockholder proposal considered at an annual meeting even though such proposal is not included in our proxy statement, our By-laws provide that such stockholder of record must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to our Secretary at our principal executive office not less than 90 days or not more than 120 days prior to the first anniversary of the date of the preceding year’s annual meeting. In the event, however, that the annual meeting is scheduled to be held more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be delivered not earlier than 120 days prior to the date of such meeting and not later than the later of (i) 10 days following the date of public announcement of the date of such meeting or (ii) 90 days prior to the date of such meeting. Proxies solicited by the Board of Directors will confer discretionary voting authority on the proxy holders with respect to these proposals, subject to rules of the Securities and Exchange Commission governing the exercise of this authority.

SUBMISSION OF SECURITYHOLDER RECOMMENDATIONS FOR DIRECTOR CANDIDATES

All securityholder recommendations for Director candidates must be submitted in writing to our Secretary at Biostage, Inc., 84 October Hill Road, Suite 11, Holliston, Massachusetts 01746-1371, who will forward all recommendations to the Governance Committee. All securityholder recommendations for Director candidates must be submitted to us not less than 120 calendar days prior to the anniversary of the date on which our proxy statement was released to securityholders in connection with the previous year’s annual meeting. All securityholder recommendations for Director candidates must include:

●	the name and address of record of the securityholder,

●	a representation that the securityholder is a record holder of our securities, or if the securityholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934,

●	the name, age, business and residential address, educational background, public company directorships, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed Director candidate,

●	a description of the qualifications and background of the proposed Director candidate which addresses the minimum qualifications and other criteria for Board membership approved by the Board of Directors and set forth in the Governance Committee Charter,

●	a description of all arrangements or understandings between the securityholder and the proposed Director candidate,

●	the consent of the proposed Director candidate to be named in the proxy statement, to have all required information regarding such Director candidate included in the proxy statement, and to serve as a Director if elected, and

●	any other information regarding the proposed Director candidate that is required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission.

21

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders wishing to communicate with the Board of Directors may do so by sending a written communication to any Director at the following address: Biostage, Inc., 84 October Hill Road, Suite 11, Holliston, Massachusetts 01746-1371. The mailing envelope should contain a notation indicating that the enclosed letter is a “Stockholder-Board Communication”. All such letters should clearly state whether the intended recipients are all members of the Board of Directors or certain specified individual Directors. Our Secretary or his designee will make a copy of any stockholder communication so received and promptly forward it to the Director or Directors to whom it is addressed.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is responsible for the appointment, retention, termination, compensation and oversight of the work of our independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work. To execute this responsibility, the Audit Committee engages in a comprehensive annual evaluation of the independent auditor’s qualifications, performance and independence and whether the independent registered public accounting firm should be rotated, and considers the advisability and potential impact of selecting a different independent registered public accounting firm.

Our independent public accounting firm is Marcum LLP, Boston, Massachusetts. Our predecessor independent public accounting firm was Wei, Wei & Co., LLP, Flushing, New York.

The following table provides a summary of fees for professional services provided by Marcum LLP, our current independent registered public accounting firm, Wei, Wei & Co., and RSM US, LLP, our former independent registered public accounting firms, during the fiscal years ended December 31, 2022 and 2021, in each of the following categories as set forth in the table below.

	2022	2021	Total
Audit Fees (1)	$213,849	$124,100	$337,949
Audit-related Fees (2)	173,440	—	173,440
Tax Fees (3)	15,000	34,920	49,920
Total Fees	$402,289	$159,020	$561,309

(1)	Audit Fees for both 2022 and 2021 included fees associated with the annual audit of our consolidated financial statements and the reviews of our Quarterly Report on Form 10-Q.

(2)	Audit-related Fees for RSM, Wei, Wei & Co., LLP and Marcum LLP for 2022 included fees relating to the filing of a Registration Statement on Form S-1 and auditor transition.

(3)	Tax Fees included domestic and international tax compliance, tax advice and tax planning.

All Other Fees

None.

All of the services performed in the years ended December 31, 2022 and December 31, 2021 were pre-approved by the Audit Committee. It is the Audit Committee’s policy to pre-approve all audit and permitted non-audit services to be provided to us by the independent registered public accounting firm. The Audit Committee’s authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision. The Audit Committee has delegated this pre-approval authority to its Chairman for non-audit services with aggregate fees of $10,000 or less. In addition, the Audit Committee has considered whether the provision of the non-audit services above is compatible with maintaining the independent registered public accounting firm’s independence.

22

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Marcum LLP has served as our independent registered public accounting firm since October 10, 2022. Prior to Marcum LLP, Wei, Wei & Co., LLP had served as our independent registered public accounting firm. The Audit Committee is responsible for the appointment, retention, termination, compensation and oversight of the work of our independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work. To execute this responsibility, the Audit Committee engages in a comprehensive annual evaluation of the independent auditor’s qualifications, performance and independence and whether the independent registered public accounting firm should be rotated and considers the advisability and potential impact of selecting a different independent registered public accounting firm.

Although ratification of the appointment of our independent registered public accounting firm is not required by our By-laws or otherwise, the Board is submitting the appointment of Marcum LLP to our stockholders for ratification because we value the views of our stockholders. In the event that our stockholders fail to ratify the appointment of Marcum LLP, the Audit Committee will reconsider the appointment of Marcum LLP. Even if the appointment is ratified, the ratification is not binding and the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

A representative of Marcum LLP is expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions.

Vote Required

The affirmative vote of a majority of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

23

PROPOSAL 3

APPROVAL OF THE AMENDMENT OF THE BIOSTAGE, INC. AMENDED AND RESTATED EQUITY INCENTIVE PLAN

We are proposing that our stockholders approve the amendment of the Biostage, Inc. Amended and Restated Equity Incentive Plan (as amended, the “Plan” and such amendment, the “Plan Amendment”) to increase by 4,000,000 shares the number of authorized shares of Common Stock available for issuance under the Plan from 5,098,000 shares to 9,098,000 shares.

Our Board of Directors believes that our continued growth and success depends, in large part, on our ability to maintain a competitive position by attracting, retaining and motivating key employees with experience and ability, which is vital to our future success, and to align our employees’ compensation with building shareholder value. Our Plan is an integral part of this strategy. An increase in shares available under the Plan is necessary not only to retain current employees but also to attract new talent as we grow. During the next few years we plan to expand our headcount significantly to the extent we are able to grow from a development company to a commercial organization manufacturing and selling products approved by regulatory agencies. We anticipate that the shares currently available under our Plan will be insufficient to meet our future needs, thus potentially impairing our ability to attract and retain key employees through the grant of stock-based awards. The Plan is designed to attract, motivate and retain employees, directors and consultants of the Company and to further the growth and financial success of the Company by aligning the interests of such persons through ownership with the interests of our stockholders.

The Plan currently authorizes the grant of stock options and other stock-based awards to officers, employees, non-employee directors and other key persons of the Company and its subsidiaries. Currently, 5,098,000 shares of Common Stock are reserved for issuance pursuant to awards granted under the Plan. On April 28, 2023 the Board of Directors approved the Plan Amendment, subject to stockholder approval.

Our Board of Directors believes that the proposed Plan Amendment is in the best interests of, and will provide long-term advantages to, us and our stockholders and recommends the approval by our stockholders of the Plan Amendment. With just 1,047,149 shares remaining available for issuance under the Plan, our Board of Directors believes such number is insufficient in view of our anticipated growth, compensation structure, and strategy. If we cannot increase the amount of shares of Common Stock available for issuance pursuant to the proposed Plan Amendment, it could have a negative impact on our ability to retain and attract key employees. Accordingly, we are seeking stockholder approval of the Plan Amendment. In the event that the Plan Amendment is not approved by stockholders, the Plan will continue in effect without the amendment described above.

Based solely on the closing price of our Common Stock as reported on the OTCQB Venture Market on May 30, 2023, the maximum aggregate market value of the 4,000,000 additional shares that could potentially be issued under the Plan, as amended by the Plan Amendment, is approximately $20.3 million. The shares available for issuance by us under the Plan, as amended by the Plan Amendment, will be authorized but unissued shares.

As of May 30, 2023: (i) 1,047,149 shares of our Common Stock remained available for future awards under the Plan; (ii) 0 shares of our Common Stock were subject to unvested deferred stock awards of restricted stock units under the Plan; and (iii) 4,027,663 shares of our Common Stock were subject to outstanding options under the Plan with the outstanding options having a weighted average exercise price of  $4.73 per share and a weighted average term to scheduled expiration of 8.28 years. During fiscal year 2022, our Board of Directors approved the grant of options to purchase 3,000,000 shares of Common Stock under the Plan.

24

A summary of the material terms of the proposed Plan, reflecting the changes pertaining to the Plan Amendment, is included below. Stockholders are urged to read the actual text of the Plan, as proposed to be amended by the Plan Amendment (with the provisions being amended indicated with ~~strikethroughs~~ for deletions and bold italics for additions), which is set forth as Appendix A to this Proxy Statement and incorporated herein by reference.

Vote Required

The affirmative vote of a majority of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for approval of the Plan Amendment. Abstentions and broker non-votes are not included in the number of votes cast for and against a matter and therefore have no effect on the vote on such matter.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE AMENDMENT TO THE BIOSTAGE, INC. AMENDED AND RESTATED EQUITY INCENTIVE PLAN. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSED AMENDMENT UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

Summary of the Plan, as Amended

The following description of certain features of the Plan, as amended by the Plan Amendment, is intended to be a summary only. The summary is qualified in its entirety by the full text of the Plan, as proposed to be amended, that is attached hereto as Appendix A.

Shares Available. The maximum number of shares authorized for issuance under the Plan is 9,098,000 shares of common stock, which includes 4,000,000 shares being added pursuant to the proposed Plan Amendment. The shares underlying any awards that are forfeited, canceled or are otherwise terminated (other than by exercise) under the Plan will be added back to the shares authorized for issuance under the Plan. Shares tendered or held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding are not available for future issuance under the Plan. In addition, upon exercise of stock appreciation rights, the gross number of shares exercised shall be deducted from the total number of shares remaining available for issuance under the Plan.

Types of Awards. The Plan permits us to make grants of incentive stock options, non-qualified stock options, stock appreciation rights, deferred stock awards (i.e., restricted stock unit awards), restricted stock awards, unrestricted stock awards, performance share awards, cash-based awards and dividend equivalent rights.

Plan Administration. The Plan is be administered by the Board of Directors, or if determined by the Board, the compensation committee of the Board. The administrator of the Plan has full power and authority to select the participants to whom awards will be granted, to make any combination of awards to participants, to accelerate the exercisability or vesting of any award, subject to limitations, and to determine the specific terms and conditions of each award, subject to the provisions of the Plan. The administrator may delegate to the Chief Executive Officer the authority to grant awards to employees, other than our executive officers, provided that the administrator includes a limitation as to the number of shares that may be awarded and provides specific guidelines regarding such awards.

Eligibility and Limitations on Grants. All full-time and part-time officers, employees, non-employee directors and other key persons, including consultants, are eligible to participate in the Plan, subject to the discretion of the administrator. Approximately 15 individuals are currently eligible to participate in the Plan.

25

Stock Options. The exercise price of stock options awarded under the Plan may not be less than the fair market value of the Common Stock on the date of the option grant. The term of each stock option may not exceed ten years from the date of grant. The administrator will determine at what time or times each option may be exercised and, subject to the provisions of the Plan, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Additionally, during the participant’s lifetime, all stock options are exercisable only by the participant or the participant’s legal representative. To qualify as incentive stock options, stock options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive stock options which first become exercisable in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large stockholders. If the administrator so determines, stock options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the administrator may establish.

Stock Appreciation Rights. The administrator may award a stock appreciation right independently of a stock option. The administrator may award stock appreciation rights subject to such conditions and restrictions as the administrator may determine, provided that the exercise price may not be less than the fair market value of the Common Stock on the date of grant and no stock appreciation right may be exercisable more than ten years after the date of grant. Additionally, during the participant’s lifetime, all stock appreciation rights are exercisable only by the participant or the participant’s legal representative.

Restricted Stock. The administrator may award shares to participants subject to such conditions and restrictions as the administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with our company through a specified restricted period. However, in the event these awards to employees have a performance-based goal, the restriction period will be at least one year, and in the event these awards to employees have a time-based restriction, the restriction period will be at least three years; provided, however, that restricted stock awards with a time-based restriction may become vested incrementally over such three-year period.

Restricted Stock Unit Awards. The administrator may award restricted stock units to participants subject to such conditions and restrictions as the administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with our company through a specified restricted period. However, in the event these awards to employees have a performance-based goal, the restriction period will be at least one year, and in the event these awards to employees have a time-based restriction, the restriction period will be at least three years; provided, however, that restricted stock units with a time-based restriction may become vested incrementally over such three-year period. At the end of the deferral period, the participants shall be paid, to the extent vested, in shares. The administrator may, in its sole discretion, permit a grantee to elect to receive a portion of the cash compensation or restricted stock award otherwise due to such grantee in the form of a restricted stock unit award.

Unrestricted Stock. The administrator may grant shares (at par value or for a purchase price determined by the administrator) that are free from any restrictions under the Plan. Unrestricted stock may be issued to participants in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation to be paid to such individuals.

Performance Shares. The administrator may grant performance share awards that entitle the recipient to acquire shares of Common Stock upon the attainment of specified performance goals. The administrator determines the performance goals, performance periods and other terms of any such awards. However, performance share awards to employees will have a restriction period of at least one year.

26

Cash-Based Awards. Each cash-based award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the administrator. Payment, if any, with respect to a cash-based award may be made in cash or in shares of common stock, as the administrator determines.

Dividend Equivalent Rights. The administrator may award dividend equivalent rights under the Plan subject to such conditions and restrictions as the administrator may determine, provided that dividend equivalent rights may only be granted in tandem with restricted stock awards, deferred stock awards, performance share awards or unrestricted stock awards. Dividend equivalents credited to the holder may be paid currently or may be deemed to be reinvested in additional shares of stock, which may thereafter accrue additional equivalents.

Tax Withholding. Participants in the Plan are responsible for the payment of any federal, state or local taxes that we are required by law to withhold upon any option exercise or vesting of other awards. Subject to approval by the administrator, participants may elect to have the minimum tax withholding obligations satisfied either by authorizing us to withhold shares to be issued pursuant to an option exercise or other award, or by transferring to us shares having a value equal to the amount of such taxes.

Change of Control Provisions. In the event of a merger, sale or dissolution of our company, or a similar “sale event” (as defined in the Plan) and upon a change of control (as defined in the Plan), all stock options and stock appreciation rights will automatically become fully exercisable and all other awards with conditions and restrictions relating solely to the passage of time will become fully vested and non-forfeitable as of the effective time of the sale event or change of control, except as may be otherwise provided in the relevant award agreement. In addition, upon a sale event, all outstanding awards under the Plan will terminate unless the parties to the transaction, in their discretion, provide for assumption, continuation or appropriate substitutions or adjustments of such awards. In the event of such termination in connection with a sale event, each holder of an option or a stock appreciation right will be permitted to exercise such award for a specified period prior to the consummation of the sale event. The administrator may also provide for a cash payment with respect to outstanding options and stock appreciation rights in exchange for the cancellation of such awards.

Term. No awards of incentive stock options may be granted under the Plan after April 22, 2030, being the 10-year anniversary of the date that the Plan was approved by the Board of Directors. No other awards may be granted under the Plan after June 18, 2030, being the 10-year anniversary of the date that the Plan was approved by stockholders.

Amendments. Stockholder approval will be required to amend the Plan if the administrator determines that this approval is required to ensure that incentive stock options qualify as such under the Code, or that compensation earned under awards qualifies as performance-based compensation under the Code. Otherwise, the Board of Directors may amend or discontinue the Plan at any time, and the administrator may amend or cancel any outstanding award for the purpose of satisfying changes in law or for any other lawful purpose, provided that no such amendment may adversely affect the rights under any outstanding award without the holder’s consent.

Repricing. Other than in the event of a necessary adjustment in connection with a change in our stock or a merger or similar transaction, the administrator may not “reprice” or otherwise reduce the exercise price of outstanding stock options or stock appreciation rights without stockholder approval.

Effective Date of the Plan. On April 22, 2020, the Board of Directors approved the Plan and on June 18, 2020 the Company’s stockholders approved the Plan.

27

Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the Plan. It does not describe all federal tax consequences under the Plan, nor does it describe state or local tax consequences.

Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) there will be no deduction for us for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the option price thereof, and (ii) we will generally be entitled to deduct such amount, subject to limitations of Section 162(m) of the Code. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. For example, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and we generally receive a tax deduction for the same amount, subject to the limitations of Section 162(m) of the Code, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Stock Appreciation Rights. The recipient of a grant of stock appreciation rights will not realize taxable income and we will not be entitled to a deduction with respect to such grant on the date of such grant. Upon the exercise of a stock appreciation rights, the recipient will realize ordinary income equal to the amount of cash (including the amount of any taxes withheld) and the fair market value of any shares received at the time of exercise. In general, we will be entitled to a corresponding deduction, equal to the amount of income realized, subject to the limitations of Section 162(m) of the Code. Upon disposition of any shares acquired through an award of stock appreciation rights, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

28

Restricted Stock. A participant who receives a grant of restricted stock will not recognize any taxable income at the time of the award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). A participant’s rights in restricted stock awarded under the plan are subject to a substantial risk of forfeiture if the rights to full enjoyment of the shares are conditioned, directly or indirectly, upon the future performance of substantial services by the participant or the achievement of performance conditions. However, the participant may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions, less any amount paid by the participant for such shares. If the participant does not make a Section 83(b) election within 30 days of receipt of the restricted shares, the fair market value of the shares on the date the restrictions lapse, less any amount paid by the participant for such shares, will be treated as compensation income to the participant and will be taxable in the year the restrictions lapse. We generally will be entitled to a compensation deduction for the amount of compensation income the participant recognizes, subject to the limitations of Section 162(m) of the Code. Upon disposition of any shares acquired through a restricted stock award, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

Restricted Stock Units. A participant will not recognize income, and our Company is not entitled to a deduction, upon a grant of restricted stock units. Upon the delivery to a participant of Common Stock or cash in respect of restricted stock units, a participant generally recognizes ordinary compensation income equal to the fair market value of the shares as of the date of delivery or the cash amount less the purchase price (if any) paid by the participant. When the participant recognizes ordinary income, generally we will be entitled to a tax deduction in the same amount, subject to the limitations of Section 162(m) of the Code. Upon disposition of any shares acquired through a restricted stock unit award, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

Performance Share Awards. A participant will not recognize income, and our Company is not entitled to a deduction, upon a grant of a performance share award. At the time a performance share award is settled, following the determination that the performance targets have been achieved, the fair market value of the stock delivered on that date, plus any cash that is received, constitutes ordinary income, and generally we will be entitled to a deduction for that amount, subject to the limitations of Section 162(m) of the Code. Upon disposition of any shares acquired through a performance share award, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

Other Types of Awards. With respect to other awards under the Plan generally when the participant receives payment with respect to an award, the amount of cash and fair market value the stock or of any other property received will be ordinary income to the participant, and the Company generally will be entitled to a tax deduction in the same amount.

Parachute Payments. The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to us, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable). Upon disposition of any shares acquired through other awards granted under the Plan, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

Limitation on the Company’s Deductions. As a result of Section 162(m) of the Code (as amended by the Tax Cuts and Jobs Act of 2017), our deduction for certain awards under the Plan may be limited to the extent that any covered employee, including the Chief Executive Officer, Chief Financial Officer and other current or former other executive officer whose compensation is or after December 31, 2016 was required to be reported in the summary compensation table, receives compensation in an applicable year in excess of  $1 million a year, including performance-based compensation.

New Plan Benefits

The number of stock options and other forms of Awards that will be granted under the Plan, as amended by the Plan Amendment, is not currently determinable because our equity award grants are discretionary in nature. As of the date hereof, we have not granted any awards that are contingent upon the approval of the Plan Amendment. Information about awards granted to our directors during 2022 can be found under the tables entitled “Director Compensation Table”.

Reference is hereby made to the “Equity Compensation Plan Information” table on page 20 of this Proxy Statement which is incorporated by reference into this Proposal 3 and provides certain details on our current plans.

29

PROPOSAL 4

NON-BINDING ADVISORY VOTE ON THE COMPENSATION
OF OUR NAMED EXECUTIVE OFFICERS

In accordance with Section 14A of the Exchange Act, the board of directors is asking stockholders to approve an advisory (non-binding) resolution on the compensation of our named executive officers. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. The text of the resolution is as follows:

RESOLVED, that the stockholders of Biostage, Inc. approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Company’s 2023 annual meeting of stockholders pursuant to Item 402 of Regulation S-K, including the Summary Compensation Table and related compensation tables and narrative discussion within the “Executive Compensation” section of the Company’s proxy statement.

We have designed our compensation and benefits program and philosophy to attract, retain and incentivize talented, qualified and committed executive officers that share our philosophy and desire to work toward our goals. We believe that our executive compensation program aligns individual compensation with the short-term and long-term performance of the Company.

The vote regarding the compensation of our named executive officers described in this Proposal No. 4, referred to as a “say-on-pay vote,” is advisory, and is, therefore, not binding on the Company or the board of directors. Although non-binding, the board of directors and the compensation committee value the opinions that stockholders express in their votes and will review the voting results and take them into consideration as they deem appropriate when making future decisions regarding our executive compensation program.

Vote Required

The affirmative vote of a majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required for the approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NON-BINDING APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

30

MULTIPLE STOCKHOLDERS SHARING THE SAME ADDRESS

Owners of Common Stock in street name may receive a notice from their broker or bank stating that only one notice of internet availability of proxy materials, annual report or proxy statement will be delivered to multiple stockholders sharing an address. This practice, known as “householding,” is designed to reduce printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate notice of internet availability of proxy materials, annual report or proxy statement, we will promptly deliver a separate copy to any stockholder upon written or oral request to our investor relations department at Biostage, Inc., 84 October Hill Road, Suite 11, Holliston, Massachusetts 01746-1371 or by telephone at (774) 233-7300. In addition, any stockholder who receives multiple copies at the same address can request delivery of a single copy by notifying our investor relations department pursuant to the contact information provided above.

OTHER MATTERS

The Board of Directors does not know of any matters, other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE (WHICH WILL BE PROVIDED TO THOSE STOCKHOLDERS WHO REQUEST PAPER COPIES OF THESE MATERIALS BY MAIL) BEFORE THE ANNUAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

THIS PROXY STATEMENT IS ACCOMPANIED BY THE COMPANY’S ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2022. THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2022 AND ANY EXHIBITS THERETO TO ANY STOCKHOLDER, UPON WRITTEN REQUEST TO BIOSTAGE, INC., 84 OCTOBER HILL ROAD, SUITE 11, HOLLISTON, MASSACHUSETTS 01746-1371. A LIST OF STOCKHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE AVAILABLE FOR INSPECTION BY STOCKHOLDERS DURING REGULAR BUSINESS HOURS AT OUR OFFICES AND THE OFFICES OF OUR TRANSFER AGENT DURING THE TEN DAYS PRIOR TO THE ANNUAL MEETING AS WELL AS AT THE ANNUAL MEETING.

31

APPENDIX A

AMENDED AND RESTATED EQUITY INCENTIVE PLAN, AS AMENDED

BIOSTAGE, INC.

AMENDED AND RESTATED EQUITY INCENTIVE PLAN

(marked to show proposed amendments and ~~deletions~~)

1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Biostage, Inc. Amended and Restated Equity Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors, and other key persons (including consultants) of Biostage, Inc. (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company. In addition, the issuance of Awards in partial substitution of equity awards that cover shares of the common stock of Harvard Bioscience, Inc. (“HBIO”) immediately prior to the spin-off of the Company by HBIO are authorized to be issued under this Plan.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Adjustment Awards” is defined in Section 4.

“Administrator” is defined in Section 2(a).

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Deferred Stock Awards, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Change of Control” is defined in Section 19.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” means the Compensation Committee of the Board or a similar committee performing the functions of the Compensation Committee and that is comprised of not less than two Independent Directors.

“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

“Deferred Stock Award” means Awards granted pursuant to Section 8.

“Distribution Date” means the date that HBIO distributes to holders of shares of its outstanding common stock, through a spin-off, at least 50% of the outstanding shares of the Company’s common stock (the “Spin-Off”).

“Dividend Equivalent Right” means Awards granted pursuant to Section 13.

A-1

“Effective Date” shall have the meaning specified in Section 21 hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is traded on a national securities exchange the Fair Market Value of the Stock will equal the closing sales price as reported on the principal exchange or market for the Stock on such date, provided further that with respect to the Separation Grants and the initial Non-Employee Director grants described in Section 5(b)(i)(1), the Fair Market Value on the date of grant for such grants shall mean the arithmetic average of the daily dollar volume-weighted average price of the Stock (during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time) for each of the ten (10) Trading Days immediately preceding the date of grant. If there is no trading on such date, the determination shall be made by reference to the last date preceding such date for which there was trading.

“HBIO Award” shall have the meaning specified in Section 4 hereof.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Independent Director” means a member of the Board who is not also an employee of the Company or any Subsidiary and who is independent.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Parent” means Harvard Bioscience, Inc., a Delaware corporation that, as of the Effective Date is the parent of the Company. If at any time Harvard Bioscience, Inc. ceases to hold stock representing more than 50% of the Voting Securities of the Company, it shall no longer be treated as the Parent.

“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more performance criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Performance Share Award, Restricted Stock Award or Deferred Stock Award. Each such period shall not be less than three months.

“Performance Share Award” means Awards granted pursuant to Section 11.

“Restricted Stock Award” means Awards granted pursuant to Section 7.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Separation Grants” means the initial Stock Options granted by the Company to certain executives and employees of the Company in connection with the Spin-Off which shall be granted on the eleventh Trading Day after the Distribution Date (with the first Trading Day being the Trading Day immediately after the Distribution Date).

“Spin-Off” shall have the meaning specified in the definition of Distribution Date.

“Stock” means the Common Stock, par value $.01 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means any Award granted pursuant to Section 6.

A-2

“Subsidiary” means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50 percent or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

“Trading Day” means any day on which the Stock is traded on a national securities exchange, or, if a national securities exchange is not the principal trading market for the Stock, then on the principal securities exchange or securities market on which the Stock is then traded, provided that “Trading Day” shall not include any day on which the Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

“Unrestricted Stock Award” means any Award granted pursuant to Section 9.

2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a) Committee. The Plan shall be administered by either the Board or the Committee (in either case, the “Administrator”).

(b) Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the individuals to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Deferred Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii) to determine the number of shares of Stock to be covered by any Award;

(iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award; provided that, other than by reason of, or in connection with, any death, disability, retirement, employment termination (without cause or by the employee for good reason), Sale Event or Change of Control, the Administrator shall not accelerate or waive any restriction period applicable to any outstanding Restricted Stock Award, Deferred Stock Award or Performance Share Award granted to an employee beyond the minimum restriction periods set forth in Section 7(d), Section 8(a) and Section 11(a), respectively, or accelerate the exercisability or vesting of unvested Stock Options which in the aggregate, when combined with the aggregate number of shares of Stock issued pursuant to Section 9, exceed ten percent (10%) of the maximum number of shares of stock reserved and available for issuance under the Plan pursuant to Section 3(a);

(vi) subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised; and

(vii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

A-3

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c) Delegation of Authority to Grant Awards. The Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards at Fair Market Value, to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or “covered employees” within the meaning of Section 162(m) of the Code. Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Stock Option or Stock Appreciation Right, the conversion ratio or price of other Awards and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d) Indemnification. Neither the Board nor the Committee, nor any member of either or any delegatee thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegatee thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s organizational documents or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)(1) Stock Issuable. Subject to adjustment as provided in Section 3(b), the last paragraph of this Section 3(a) and any other applicable provisions hereof, the maximum number of shares of Stock reserved and available for issuance under the Plan shall be Nine Million Ninety Eight Thousand (9,098,000) ~~Five Million Ninety-Eight Thousand (5,098,000)~~ shares of Stock. To the extent an Award (including any Adjustment Awards) expires or terminates or is surrendered or forfeited (other than by exercise), in whole or in part, the shares subject to such Award or portion thereof so forfeited, expired, terminated or surrendered again will become available for future grant or sale under the Plan. To the extent an Award (including any Adjustment Awards) expires or terminates or is surrendered or forfeited (other than by exercise), in whole or in part, the shares subject to such Award or portion thereof so forfeited, expired, terminated or surrendered again will become available for future grant or sale under the Plan. Should the exercise price of an Option be paid with shares underlying such Option, then the authorized reserve of shares under the Plan shall be reduced by the gross number of shares for which that Option is exercised, and not by the net number of shares issued under the exercised Option. If shares otherwise issuable under the Plan are withheld by the Company in satisfaction of the withholding taxes incurred in connection with an Award, then the number of shares available for issuance under the Plan shall be reduced by the gross number of shares issuable under the Award, calculated in each instance prior to any such share withholding. In addition, upon exercise of Stock Appreciation Rights, the gross number of shares exercised shall be deducted from the total number of shares remaining available for issuance under the Plan. Shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 1,000,000 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

(a)(2) Automatic Share Reserve Increase. [Reserved].

(a)(3) Adjustment Awards Increase. [Reserved.]

A-4

(b) Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards or Performance Share Awards, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price per share subject to each outstanding Restricted Stock Award, and (v) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable in a manner that will trigger tax under Section 409A. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

The Administrator shall also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

(c) Mergers and Other Transactions. In the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for a different kind of securities of the successor entity and the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iv) the sale of all of the Stock of the Company to an unrelated person or entity (in each case, a “Sale Event”), all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event and all other Awards with conditions and restrictions relating solely to the passage of time and continued employment shall become fully vested and nonforfeitable as of the effective time of the Sale Event, except as the Administrator may otherwise specify with respect to particular Awards. Upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination, each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights held by such grantee, including those that will become exercisable upon the consummation of the Sale Event; provided, however, that the exercise of Options and Stock Appreciation Rights not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

A-5

Notwithstanding anything to the contrary in this Section 3(c), in the event of a Sale Event pursuant to which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Administrator of the consideration payable per share of Stock pursuant to the Sale Event (the “Sale Price”) times the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights.

(d) Substitute Awards. The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

4. ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

Additionally, the Company is authorized to issue Awards (“Adjustment Awards”) under the Plan in connection with the equitable adjustment by HBIO of certain stock options, deferred stock awards, restricted stock awards, performance share awards and other equity-based awards previously granted by HBIO (collectively, the “HBIO Awards”) to reflect the Company stock dividend on HBIO Awards. Notwithstanding any other provision of the Plan to the contrary, the number of shares subject to an Adjustment Award and other terms and conditions relating thereto, including, but not limited to option exercise prices, shall be equitable and determined by the Committee (a) in accordance with the provisions and formulas for the equity adjustment of HBIO Awards that are set forth in the Separate and Distribution Agreement entered into by and between the Company and HBIO; and (b) in an amount that will not cause the aggregate number of shares of Stock available for grant and issuance under the Plan (as set forth in Section 3(a)(3) hereof) to be exceeded.

Notwithstanding anything to the contrary contained herein or in any Award (including any Adjustment Award), for purposes of exercisability, vesting and the post-termination exercise periods applicable to the Adjustment Awards, continued employment with, or service to, HBIO (or its subsidiaries) or the Company (or its subsidiaries) is considered to be continued employment with, and service to, the other, provided that the failure to exercise Incentive Stock Options within the applicable deadline following any separation from service from the Company shall cause such options to be treated thereafter as Non-Qualified Stock Options.

5. STOCK OPTIONS

Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

(a) Stock Options Granted to Employees and Key Persons. The Administrator in its discretion may grant Stock Options to eligible employees and key persons of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(i) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

A-6

(ii) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such Stock Option shall be no more than five years from the date of grant.

(iii) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. Subject to Section 2(b)(v), the Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(iv) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:

(1) In cash, by certified or bank check or other instrument acceptable to the Administrator;

(2) Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

(3) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

A-7

(v) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

(b) Reserved.

(c) Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee, or by the optionee’s legal representative or guardian in the event of the optionee’s incapacity. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Award agreement regarding a given Option that the optionee may transfer his Non-Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners; provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

6. STOCK APPRECIATION RIGHTS.

(a) Nature of Stock Appreciation Rights. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price Stock Appreciation Right, which price shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

(b) Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

(c) Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator; provided that during the grantee’s lifetime all Stock Appreciation Rights shall be exercisable only by the grantee or the grantee’s legal representative.

(d) Stock Appreciation Rights Term. The term of each Stock Appreciation Right shall be fixed by the Administrator, but no Stock Appreciation Right shall be exercisable more than ten years after the date the Stock Appreciation Right is granted.

7. RESTRICTED STOCK AWARDS

(a) Nature of Restricted Stock Awards. A Restricted Stock Award is an Award entitling the recipient to acquire, at such purchase price as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant (“Restricted Stock”). Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(b) Rights as a Stockholder. Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 7(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank.

A-8

(c) Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. If a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d) Vesting of Restricted Stock. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Notwithstanding the foregoing, in the event that any such Restricted Stock granted to an employee shall have a performance-based goal, the restriction period with respect to such shares shall not be less than one year, and in the event any such Restricted Stock granted to an employee shall have a time-based restriction, the restriction period with respect to such shares shall not be less than three years; provided, however, that Restricted Stock with a time-based restriction may become vested incrementally over such three-year period. The minimum vesting requirements set forth in the foregoing sentence will not apply to Restricted Stock granted to a Non-Employee Director. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 17 below, in writing after the Award agreement is issued, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the Company’s right of repurchase as provided in Section 7(c) above.

(e) Waiver, Deferral and Reinvestment of Dividends. The Restricted Stock Award agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

8. DEFERRED STOCK AWARDS

(a) Nature of Deferred Stock Awards. A Deferred Stock Award is an Award of phantom stock units to a grantee, subject to restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Deferred Stock Award is contingent on the grantee executing the Deferred Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Notwithstanding the foregoing, in the event that any such Deferred Stock Award granted to an employee shall have a performance-based goal, the restriction period with respect to such award shall not be less than one year, and in the event any such Deferred Stock Award granted to an employee shall have a time-based restriction, the restriction period with respect to such award shall not be less than three years; provided, however, that any such Deferred Stock Award with a time-based restriction may become vested incrementally over such three-year period. The minimum vesting requirements set forth in the foregoing sentence will not apply to Deferred Stock Awards granted to Non-Employee Directors. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the grantee in the form of shares of Stock. To the extent that a Deferred Stock Award is subject to Section 409A, it may contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A.

A-9

(b) Election to Receive Deferred Stock Awards in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of the cash compensation or Restricted Stock Award otherwise due to such grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of phantom stock units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.

(c) Rights as a Stockholder. During the deferral period, a grantee shall have no rights as a stockholder; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Deferred Stock Award, subject to such terms and conditions as the Administrator may determine.

(d) Restrictions. A Deferred Stock Award may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the deferral period.

(e) Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 17 below, in writing after the Award agreement is issued, a grantee’s right in all Deferred Stock Awards that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

9. UNRESTRICTED STOCK AWARDS

The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award to any grantee pursuant to which such grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee. The aggregate number of shares of Stock issuable pursuant to this Section 9, when combined with the number of shares of underlying unvested Stock Options accelerated pursuant to Section 2(b)(v) other than by reason of, or in connection with, any death, disability, retirement, employment termination (without cause or by the employee for good reason), Sale Event or Change of Control, is limited to ten percent (10%) of the maximum number of shares of Stock reserved and available for issuance under the Plan pursuant to Section 3(a).

10. CASH-BASED AWARDS

The Administrator may, in its sole discretion, grant Cash-Based Awards to any grantee in such number or amount and upon such terms, and subject to such conditions, as the Administrator shall determine at the time of grant. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and, if such Award is deemed deferred compensation, Section 15 hereof, and may be made in cash or in shares of Stock, as the Administrator determines.

11. PERFORMANCE SHARE AWARDS

(a) Nature of Performance Share Awards. A Performance Share Award is an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Administrator may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Administrator in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals, the periods during which performance is to be measured, and all other limitations and conditions. Notwithstanding the foregoing, any Performance Share Award granted to an employee shall have a restriction period of not less than one year. The minimum vesting requirements set forth in the foregoing sentence will not apply to Performance Share Awards granted to Non-Employee Directors.

A-10

(b) Rights as a Stockholder. A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award agreement (or in a performance plan adopted by the Administrator).

(c) Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 17 below, in writing after the Award agreement is issued, a grantee’s rights in all Performance Share Awards shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

12. RESERVED.

13. DIVIDEND EQUIVALENT RIGHTS

(a) Dividend Equivalent Rights. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee only as a component of Unrestricted Stock Awards, Restricted Stock Awards, Deferred Stock Awards or Performance Share Awards. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

(b) Interest Equivalents. Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

(c) Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 17 below, in writing after the Award agreement is issued, a grantee’s rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

14. TAX WITHHOLDING

(a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

A-11

(b) Payment in Stock. Subject to approval by the Administrator, a grantee may elect to have the Company’s minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

15. SECTION 409A AWARDS.

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

16. TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

17. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(b) or 3(c), in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and regrants or by exchanging a Stock Option or Stock Appreciation Right for any other Award, without stockholder approval. If and to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, if and to the extent intended to so qualify, and to the extent required under the applicable rules of The NASDAQ Stock Market, or such other securities exchange or market system on which the Stock is then principally listed, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 17 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c).

A-12

18. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

19. CHANGE OF CONTROL PROVISIONS

Upon the occurrence of a Change of Control as defined in this Section 19:

(a) Except as otherwise provided in the applicable Award agreement, each outstanding Stock Option and Stock Appreciation Right shall automatically become fully exercisable.

(b) Except as otherwise provided in the applicable Award Agreement, conditions and restrictions on each outstanding Restricted Stock Award, Deferred Stock Award and Performance Share Award which relate solely to the passage of time and continued employment will be removed. Performance or other conditions (other than conditions and restrictions relating solely to the passage of time and continued employment) will continue to apply unless otherwise provided in the applicable Award agreement.

(c) “Change of Control” shall mean the occurrence of any one of the following events:

(i) any “Person,” as such term is used in Sections 13(d) and 14(d) of the Act (other than the Parent, the Company, any of its Subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Subsidiaries), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty five percent (25%) or more of the combined voting power of the Company’s then outstanding securities having the right to vote in an election of the Company’s Board of Directors (“Voting Securities”) (in such case other than as a result of an acquisition of securities directly from the Company); or

(ii) persons who, as of the Effective Date, constitute the Company’s Board of Directors (the “Incumbent Directors”) cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board; provided that any person becoming a director of the Company subsequent to the Effective Date shall be considered an Incumbent Director if such person’s election was approved by or such person was nominated for election by either (A) a vote of at least a majority of the Incumbent Directors or (B) a vote of at least a majority of the Incumbent Directors who are members of a nominating committee comprised, in the majority, of Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the Board of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; or

(iii) the consummation of a consolidation, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Corporate Transaction”); excluding, however, a Corporate Transaction in which the stockholders of the Company immediately prior to the Corporate Transaction, would, immediately after the Corporate Transaction, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate more than 50 percent of the voting shares of the corporation issuing cash or securities in the Corporate Transaction (or of its ultimate parent corporation, if any); or

A-13

(iv) the approval by the stockholders of any plan or proposal for the liquidation or dissolution of the Company.

Notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person to 25 percent or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in this sentence shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company) and immediately thereafter beneficially owns 25 percent or more of the combined voting power of all then outstanding Voting Securities, then a Change of Control shall be deemed to have occurred for purposes of the foregoing clause (i).

20. GENERAL PROVISIONS

(a) No Distribution; Compliance with Legal Requirements. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

The Plan, the granting and exercising of Awards hereunder, and any obligations of the Company under the Plan, shall be subject to all applicable federal, state and foreign country laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required, and to any rules or regulations of any exchange on which the Stock is listed. The Company, in its discretion, may postpone the granting and exercising of Awards, the issuance or delivery of Stock under any Award or any other action permitted under the Plan to permit the Company, with reasonable diligence, to complete such stock exchange listing or registration or qualification of such Stock or other required action under any federal, state or foreign country law, rule or regulation and may require any grantee to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules and regulations. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Stock in violation of any such laws, rules or regulations, and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Awards. Neither the Company nor its directors or officers shall have any obligation or liability to a grantee with respect to any Award (or Stock issuable thereunder) that shall lapse because of such postponement.

(b) Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

A-14

(c) Stockholder Rights. Until Stock is deemed delivered in accordance with Section 20(b), and subject to the provisions of the applicable Award contained in the Plan and in an agreement evidencing such Award, no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee or any permitted transferee or designated beneficiary with respect to an Award.

(d) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(e) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to such Company’s insider trading policy, as in effect from time to time.

(f) Forfeiture of Awards under Sarbanes-Oxley Act. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then, to the extent required by law, any grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

(g) Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

(h) No Constraint on Corporate Action. Nothing in this Plan shall be construed (i) to limit, impair or otherwise affect the Company’s right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell or transfer all or any part of its business or assets, or (ii) to limit the right or power of the Company, or any Subsidiary, to take any action which such entity deems to be necessary or appropriate.

21. EFFECTIVE DATE OF PLAN

This Plan shall become effective on the approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present or by written consent of the stockholders (the “Effective Date”). Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board. No Incentive Stock Options may be granted under the Plan after the 10-year anniversary of the Effective Date or of the most recent prior date on which the Plan was approved by the Board (provided that the Plan was approved by stockholders within one year of such date) and no other Award may be granted under the Plan after the 10-year anniversary of the most recent prior date on which the Plan was approved by stockholders.

22. GOVERNING LAW

This Plan and all Awards and actions taken hereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

DATES THE BIOSTAGE, INC. AMENDED AND RESTATED EQUITY INCENTIVE PLAN APPROVED: (I) BY BOARD OF DIRECTORS: April 22, 2020 AND (II) BY STOCKHOLDERS: June 18, 2020

DATES THE FIRST AMENDMENT TO THE BIOSTAGE, INC. AMENDED AND RESTATED EQUITY INCENTIVE PLAN APPROVED: (I) BY BOARD OF DIRECTORS: April 28, 2023 AND (II) BY STOCKHOLDERS: ___________________

A-15